UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities and Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

FENNEC PHARMACEUTICALS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE: This notice, management proxy circular and the schedules attached thereto with respect to the upcoming annual meeting of security holders (the “Proxy Solicitation Materials”) are being furnished to the Securities and Exchange Commission (the “Commission”) pursuant to the requirements of Form 10-K under “Supplemental Information Furnished with Reports Filed Pursuant to Section 15(d) of the Act by Registrants Which Have Not Registered Securities Pursuant to Section 12 of the Act” and shall not be deemed to be “filed” with the Commission or otherwise subject to the liabilities of Section 18 of the Act, nor be deemed incorporated by reference to any filing of the registrant with the Commission unless otherwise expressly provided herein. These Proxy Solicitation Materials are being submitted to the SEC in electronic (rather than paper) format on Form DEF 14A pursuant to Release Nos. 33-7427; 34-38798 (dated July 1, 1997) and Rule 101(a)(iii) of Regulation S-T.

FENNEC PHARMACEUTICALS INC.

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON June 8, 2016

NOTICE IS HEREBY GIVEN that the annual meeting (the “Meeting”) of the holders of common shares (“Common Shares”) in the capital of Fennec Pharmaceuticals Inc., 68 TW Alexander Drive, PO Box 13628, Research Triangle Park, NC, 27709 (“Fennec” or the “Corporation”) will be held at The Langham Hotel in the Grant Room, 250 Franklin Street, Boston, Massachusetts, USA at 10:00 am EST on June 8, 2016 for the following purposes:

1.	to receive the consolidated financial statements of the Corporation for the year ended December 31, 2015, together with the report of the auditors thereon;

2.	to elect the four directors named in the Management Proxy Circular;

3.	to appoint auditors and to authorize the directors of the Corporation to fix the auditors’ remuneration;

4.	to vote on an advisory (non-binding) vote on executive compensation;

5.	to consider, and if deemed advisable, approve, with or without modifications, the ordinary resolution approving the unallocated stock options under the Corporation’s amended and restated stock option plan (the “Stock Option Plan”);

6.	to consider, and if deemed advisable, approve, with or without modifications, the ordinary resolution approving amendments to the Stock Option Plan;

7.	to consider and, if deemed advisable, approve, with or without modifications, the ordinary resolution approving the extension of certain outstanding options held by certain of the Corporation’s officers and directors;

8.	to consider and, if deemed advisable, approve, with or without modifications, the ordinary resolution approving a transaction pursuant to which it is proposed that the Corporation will sell certain of its assets; and

9.	to transact such further or other business as may properly come before the Meeting or any adjournment thereof.

A copy of the Management Proxy Circular and a form of proxy accompanies this notice, as well as a copy of the Corporation’s annual report which contains the consolidated financial statements of the Corporation for the year ended December 31, 2015, together with the report of the auditors thereon and management’s discussion and analysis of financial condition and results of operations relating thereto.

The board of directors of Fennec has fixed 5:00 p.m. ET on May 9, 2016 (the “Record Date”), as the record date for determining the holders of record of Common Shares who are entitled to receive notice of the Meeting and to attend and vote at the Meeting and any adjournment or postponement thereof.

Shareholders who are unable to attend the Meeting in person are requested to date and sign the enclosed form of proxy and return it to Computershare Investor Services Inc., 100 University Ave., 8th Floor, Toronto, Ontario M5J 2Y1 attention Proxy Department in the enclosed envelope, no later than 10:00 am EST on June 6, 2016, or if the Meeting is adjourned or postponed, no later than 48 hours, excluding any day which is not a business day in Toronto preceding the reconvened Meeting. Proxies may also be deposited with the scrutineers of the Meeting, to the attention of the Chair of the Meeting at and immediately prior to the commencement of the Meeting or any adjournments or postponement thereof. In order to be represented by proxy, you must complete and submit the enclosed form of proxy or other appropriate form of proxy.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on June 8, 2016:

This Notice, Management Proxy Circular and the Corporation’s Annual Report on Form 10-K are available to you on the Internet at www.sec.gov and www.sedar.com. We encourage you to access and review all of the important information contained in these materials before voting.

DATED at Research Triangle Park, North Carolina this 9th day of May, 2016.

By Order of the Board of Directors of Fennec Pharmaceuticals Inc.

/s/ Khalid Islam
Dr. Khalid Islam
Chairman of the Board

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FENNEC PHARMACEUTICALS INC.

MANAGEMENT PROXY CIRCULAR

Unless otherwise stated, information contained in this management proxy circular (the “Circular”) is given as of May 9, 2016. Except as otherwise indicated, all amounts are expressed in United States dollars.

Solicitation and Appointment of Proxies

This Circular is furnished in connection with the solicitation of proxies by management of Fennec Pharmaceuticals Inc., 68 TW Alexander Drive, PO Box 13628, Research Triangle Park, NC, 27709 (“Fennec” or the “Corporation”) for use at the annual meeting (the “Meeting”) of the shareholders of Fennec to be held at 10:00 am EST on June 8, 2016 at The Langham Hotel in the Grant Room, 250 Franklin Street, Boston, Massachusetts, USA and at any adjournment thereof, for the purposes set forth in the accompanying notice of annual general and special meeting (the “Notice of Meeting”). This Circular was first mailed to shareholders on or about May 14, 2016.

The persons named in the form of proxy accompanying this Circular are officers and/or directors of Fennec. A holder of Common Shares (a “Shareholder”) has the right to appoint a person, other than the persons named in the form of proxy accompanying this Circular, as nominee to attend and act for and on behalf of such Shareholder at the Meeting, and may exercise such right by inserting the name of such person in the blank space provided on the form of proxy, or by executing a proxy in a form similar to the form of proxy accompanying this Circular. If a Shareholder appoints one of the persons named in the form of proxy accompanying this Circular as the nominee of the Shareholder and does not direct such nominee to vote either for or against or withhold from voting on a matter or matters with respect to which an opportunity to specify how the Common Shares registered in the name of such Shareholder are to be voted, the proxy shall be voted FOR the matter or matters set forth on such proxy and in the discretion of the person appointed on all other matters (if any) upon which the Shareholder is entitled to cast a vote. A proxy nominee need not be a Shareholder. If the Shareholder is a corporation, the proxy must be executed by an officer or properly appointed attorney.

In order for a proxy to be effective at the Meeting, it must be addressed to the Secretary of Fennec and returned to Computershare Investor Services Inc., 100 University Ave., 8th Floor, Toronto, Ontario M5J 2Y1 attention Proxy Department in the enclosed envelope, not later than 10:00 am EST on June 6, 2016 or, if the Meeting is adjourned or postponed, not later than 48 hours (excluding any day which is not a business day in Toronto) before the time of the reconvened Meeting. Proxies may also be deposited with the scrutineers of the Meeting, to the attention of the Chair of the Meeting, at or immediately prior to the commencement of the Meeting, or any adjournment or postponement thereof. An undated but executed proxy will be deemed to be dated the date of this Circular.

The solicitation of proxies for the Meeting will be primarily by mail, but proxies may also be solicited personally or by telephone by employees or agents of Fennec. Employees of Fennec will not receive any extra compensation for such activities. Fennec will pay brokers or other persons holding Common Shares in their own names, or in the names of nominees, for their reasonable expenses for sending proxies and proxy material to beneficial owners of Common Shares and requesting authority to execute proxies in respect of such Common Shares. The solicitation of proxies by this Circular is being made by or on behalf of the management of Fennec and its board of directors (the “Board”) and the total cost of this solicitation will be borne by Fennec.

Voting of Proxies

Only registered shareholders or duly appointed proxy holders are permitted to vote at the Meeting. The Common Shares represented by a proxy at the Meeting will be voted for or withheld from voting in each of the election of directors, appointment of auditors and authorizing the Board to fix the auditors remuneration and advisory vote on executive compensation (together, the “Ordinary Matters”) in accordance with the instructions of the Shareholder. If no choice is specified in the proxy or the instructions are not certain, the persons named in the form of proxy accompanying this Circular will vote FOR all of the matters proposed by management at the Meeting and described in the Notice of Meeting and in the discretion of the person appointed on all other matters (if any) upon which the Shareholder appointing the proxy is entitled to cast a vote.

The form of proxy accompanying this Circular, when properly completed and executed, confers discretionary authority upon the persons named therein with respect to any amendment or variation to the matters identified in the Notice of Meeting and with respect to other matters which may properly come before the Meeting. Management of Fennec and the Board knows of no matters to come before the Meeting other than those referred to in the Notice of Meeting. However, if any other matters (other than the election of directors not currently named in this Circular) that are not now known to management of Fennec or the Board should properly come before the Meeting, the Common Shares represented by proxies given in favour of the persons named in the form of proxy accompanying this Circular will be voted on such matters in accordance with the discretion of such person.

Revocation of Proxies

A Shareholder may revoke a previously given proxy by:

(i)	completing and signing a proxy bearing a later date and depositing it with Computershare Investor Services Inc. as described above;

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(ii)	depositing an instrument in writing signed by the Shareholder or an attorney authorized by a document signed in writing or by electronic signature (if the Shareholder is a corporation, under its corporate seal by an officer or attorney thereof properly authorized, indicating the capacity under which such officer or attorney is signing), or by transmitting, by telephonic or electronic means, a revocation signed by electronic signature, or by any other manner permitted by law, which must be received either (A) with Computershare Investor Services Inc., 100 University Ave., 8th Floor, Toronto, Ontario M5J 2Y1 attention Proxy Department in the enclosed envelope, not later than 10:00 am EST on June 6, 2016, or (B) with the scrutineers of the Meeting to the attention of the Chair of the Meeting on the day of the Meeting, or any adjournment thereof, prior to the taking of the vote to which such proxy relates; or

(iii)	in any other manner permitted by law.

Advice to Beneficial Holders of Common Shares

This section applies to beneficial holders of Common Shares who are not registered holders. The information set forth in this section is of significant importance to many holders of Common Shares, as a substantial number of Shareholders do not hold Common Shares in their own name.

The Notice of Meeting, the proxy and this Circular are being sent to both registered and non-registered owners of Common Shares. Only registered holders of Common Shares, or the persons that they appoint as proxies, are permitted to attend and vote at the Meeting. In many cases, Common Shares are beneficially owned by a shareholder and are registered in the name of an intermediary such as a bank, broker or other nominee.

The Corporation has distributed copies of the Notice of Meeting, the proxy and this Circular (collectively, the “Meeting Materials”) to all of the intermediaries for delivery to beneficial holders. Intermediaries are required to forward the Meeting Materials to beneficial holders unless a beneficial holder has waived the right to receive them. This permits beneficial holders to direct the voting of the Common Shares that they beneficially own. If a beneficial holder wishes to attend and vote at the Meeting in person (or have another person attend and vote on behalf of the beneficial holder), the beneficial holder should strike out the names of the persons named in the proxy and insert the beneficial holder’s (or such other person’s) name in the blank space provided. In any case, beneficial holders should carefully follow the instructions of the intermediaries, including those regarding when and where the proxy or proxy authorization form is to be delivered.

Record Date and Entitlement to Vote

The Record Date for the purpose of determining Shareholders entitled to receive the Circular and to vote at the Meeting has been fixed as 5:00 p.m. ET on May 9, 2016 (the “Record Date”). Each Shareholder at the close of business (5:00 p.m. ET) on the Record Date is entitled to attend the Meeting in person or by proxy and to cast one (1) vote for each Common Share held by such Shareholder on the Record Date.

Quorum

According to the Corporation’s articles, the quorum for the transaction of business at any meeting of Shareholders shall be two or more persons present in person or represented by proxy.

Voting Securities and Principal Holders of Voting Securities

As at May 9, 2016, there were 12,099,816 Common Shares issued and outstanding. Each Common Share carries the right to one vote at the Meeting.

Beneficial ownership of the Common Stock in the following table is determined in accordance with the rules and regulations of the U.S. Securities Exchange Commission (the “SEC”). Under these rules, a person is deemed to beneficially own a share of Common Stock if that person has or shares voting power or investment power with respect to that share, or has the right to acquire beneficial ownership of that share within 60 days, including through the exercise of any option, warrant or other right or the conversion or any other security. Shares issuable under stock options and warrants are deemed outstanding for computing the percentage of the person holding options or warrants but are not outstanding for computing the percentage of any other person.

As at May 9, 2016, the directors and Named Executive Officers (defined below under “Executive Compensation–Summary Compensation Table”) of Fennec and, to the knowledge of the directors and Named Executive Officers of Fennec, after reasonable enquiry, their respective associates, as a group, beneficially owned, directly or indirectly, or exercised control or direction over 40,740 Common Shares (approximately 0.34% of all outstanding Common Shares on such date) and options and warrants to purchase 1,375,796 Common Shares (approximately 11.37% of the aggregate of all outstanding Common Shares on such date).

The following table sets forth the number of shares of Common Stock beneficially owned as of May 9, 2016 by: (1) each director and Named Executive Officer; (2) all directors and Named Executive Officers as a group; and (3) each person known by us to own 5 percent or more of the outstanding shares of our common stock. The percentage of beneficial ownership for the following table is based upon 12,099,816 shares of Common Stock outstanding as of May 9, 2016. Except as indicated below, the security holders listed possess sole voting and investment power with respect to the shares beneficially owned by that person. The address for each listed shareholder who is a director or a Named Executive Officer is c/o Fennec Pharmaceuticals Inc., PO Box 13628, 68 TW Alexander Drive, Research Triangle Park, North Carolina 27709.

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Name	Common Stock	Common Stock Options Exercisable Within 60 Days	Common Stock Purchase Warrants Exercisable Within 60 Days	Total Stock and Stock Based Holdings(1)	% Ownership(1)
Adrian J. Haigh	-	143,333	-	143,333	1.17%
Dr. Khalid Islam	-	193,333	-	193,333	1.57%
Robert Andrade	-	341,011	-	341,011	2.74%
Chris A. Rallis	-	97,506	-	97,506	0.80%
Rostislav Raykov	40,740	516,010	-	556,750	4.41%
Steven D. Skolsky	-	84,603	-	84,603	0.69%
All Officers and Directors as a Group	40,740	1,375,796	-	1,416,536	10.51%
Southpoint Capital Advisors, LP.(2)	3,997,214	-	-	3,997,214	33.04%
683 Capital Management, LLC.(3)	712,133	-	187,430	899,563	7.36%
Sigma Tau Finanziaria	1,092,828	-	-	1,092,828	9.03%
Robert Butts	768,592	-	-	768,592	6.35%
Manchester Management Company, LLC.(4)	905,9608	-	905,608	1,811,216	13.93%

(1)

For purposes of this table “beneficial ownership” is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person or group has the right to acquire within 60 days after May 9, 2016. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above, any shares that such person or group has the right to acquire within 60 days after May 9, 2016 are deemed outstanding but are not deemed to be outstanding for purposes of computing the percentage ownership of any other person or group. As of May 9, 2016 there were 12,099,816 Common Shares issued and outstanding.

(2)	Southpoint Capital Advisors, LP, 623 Fifth Avenue, Suite 2503, New York, New York 10022. John S. Clark, II holds dispositive power over the shares owned by Southpoint Capital Advisors, LP.

(3)	683 Capital Management, LLC, 595 Madison Avenue, 17th Floor, New York, New York 10025. Ari Zweiman holds dispositive power over the shares owned by 683 Capital Management LLC.

(4)	Manchester Management Company, LLC, 131 Charles Street, 1st Floor, Boston Massachusetts 02114. Includes 1,285,333 shares owned by Manchester Explorer, L.P. and 525,883 shares owned by JEB Partners, L.P. Manchester Management holds dispositive power over the shares held by Manchester Explorer, L.P. and JEB Partners, L.P. Jeb Besser and Morgan Frank hold shared dispositive power over the shares held by Manchester Management Company, LLC. Additionally, Jeb Besser owns 192,666 shares for which he has sole dispositive power and Morgan Frank owns 166,666 shares for which he has sole dispositive power.

Approval Requirements and Eligible Voting Shares

Each of the Ordinary Matters must be approved by a simple majority of the votes cast by Shareholders, present in person or by proxy at the Meeting. For these purposes, any spoiled votes, illegible votes, defective votes, abstentions, and broker non-votes will not be considered votes cast.

Other Business

Other than the Ordinary Matters discussed elsewhere in this Circular, management of Fennec does not intend to present and does not have any reason to believe that others will present, at the Meeting, any item of business other than those set forth in this Circular. If, however, any other business is properly presented at the Meeting and may properly be considered and acted upon, proxies will be voted by those named in the applicable form of proxy in their sole discretion, including with respect to any amendments or variations to the matters identified herein.

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ORDINARY MATTERS

Presentation of Financial Statements

The audited financial statements of the Corporation for the fiscal year ended December 31, 2015, together with the report of the auditors thereon, will be placed before the Meeting. Shareholders who wish to be added to the mailing list for the annual financial statements and Management’s Discussion and Analysis should complete the appropriate sections of the proxy or contact the undersigned at PO Box 13628, 68 TW Alexander Drive, Research Triangle Park, North Carolina 27709 Attention: Secretary.

Election of Directors

The number of directors of Fennec to be elected at the Meeting is four (4). The following are the names of the persons for whom it is intended that votes will be cast for their election as directors of the Corporation pursuant to the proxy which is hereby solicited, unless the Shareholder directs therein otherwise:

Dr. Khalid Islam

Mr. Adrian Haigh

Mr. Chris A. Rallis

Mr. Rostislav Raykov

The term of office for each such person will be until Fennec’s next annual meeting of Shareholders or until such person’s successor is elected or duly appointed. In the event that prior to the Meeting any vacancies occur in the slate of nominees submitted above, it is intended that discretionary authority shall be exercised to vote the proxy hereby solicited (unless otherwise directed as aforesaid) for the election of any other person or persons as directors. Fennec management is not now aware that any of such nominees would be unwilling to serve as a director if elected.

The Board unanimously recommends that Shareholders vote FOR the election of the above-named director nominees. The persons named in the enclosed form of proxy will vote FOR the election of each of the director nominees to hold office until the close of the next annual meeting of Shareholders, unless a Shareholder has specified in the proxy that his or her Common Shares are to be withheld from voting in respect thereof.

Fennec has adopted a majority voting policy in director elections that will apply at any meeting of Shareholders where an uncontested election of directors is held. Pursuant to this policy, if the number of proxy votes withheld for a particular director nominee is greater than the votes for such director, the director nominee will be required to submit his or her resignation as a director to the Chair of the Board promptly following the applicable Shareholders’ meeting. Following receipt of resignation, the Governance Committee will consider whether or not to accept the offer of resignation and make a recommendation to the Board. Within 90 days following the applicable Shareholders’ meeting, the Board shall publicly disclose in a news release their decision whether to accept the applicable director’s resignation or not, including the reasons for rejecting the resignation, if applicable. The Board shall accept the resignation absent exceptional circumstances. A director who tenders his or her resignation pursuant to this policy will not be permitted to participate in any meeting of the Board or the Governance Committee at which the resignation is considered. A copy of the majority voting policy may be found on the Fennec website at www.fennecpharma.com.

The following table sets forth the name of each of our executive officers and directors, such person’s principal occupation or employment, all other positions with Fennec and any significant affiliate thereof now held by such person, if any, the year in which such person became a director of Fennec and such person’s age.

The Corporation has an Audit Committee, a Compensation Committee, and a Governance Committee. The current members of such committees are noted below.

Name and Province/State and Country of Residence, Position	Current Principal Occupation and Principal Occupation For Previous Five Years	Director Since	Age

Robert Andrade, Texas USA Chief Financial Officer	CFO of Fennec Pharmaceuticals; previously senior analyst Magnetar Capital; previously Portfolio Manager Millennium Partners	N/A	41
Chris A. Rallis, North Carolina, USA Director(1)(2)	Executive in-residence at Pappas Ventures; previously, CEO of ImmunoBiosciences	August 2011	62
Rostislav Raykov, New Jersey, USA Chief Executive Officer, Director	CEO of Fennec Pharmaceuticals Inc.; Co-Founder and Manager, DCML LLC; previously Portfolio Manager Alchem Partners; previously Portfolio Manager John Levin & Company	July 2009	40
Steven D. Skolsky, North Carolina USA Director(1)(2)(3)(4)	Senior Vice President, Global Head-Clinical Site Management at Quintiles; previously CEO of Sequoia Pharmaceuticals; previously CEO of Trimeris, Inc.	August 2011	60
Adrian J. Haigh, Baar, Switzerland Director(1)(3)	Senior Vice President and General Manager of EMEA Region at PTC Therapeutics; previously Chief Operating Officer, Gentium GmbH; previously Regional VP Commercial Operations, Biogen Idec	April 2014	56
Khalid Islam, Zug, Switzerland Chairman of Board, Director(2)(3)	Founder/co-founder Sirius Healthcare Partners GMbH; previously Chairman and CEO of Gentium S.p.A.; previously CEO of Arpida AG	April 2014	60

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(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Governance Committee
(4)	Mr. Skolsky is not standing for reelection at the Meeting. His term as a director will expire on such date.

Robert Andrade

Mr. Andrade has served as Chief Financial Officer since November 2015. Mr. Andrade was previously Chief Financial Officer and Director of Fennec from September 2009 until August 2013. In addition to his role with Fennec, Mr. Andrade was a senior analyst at Magnetar Capital, a portfolio manager for Millennium Partners and a senior analyst at Caxton Associates. Mr. Andrade graduated from University of Southern California, where he earned a Masters of Arts degree and Bachelor of Arts degree in economics.

Chris A. Rallis

Mr. Chris A. Rallis has served as a director of Fennec since August 2011. Mr. Rallis has been an executive-in-residence at Pappas Ventures, a life science venture capital firm since January 2008. Previously, Mr. Rallis was the President and Chief Executive Officer of ImmunoBiosciences, Inc. (“IBI”), a vaccine technology company formerly located in Raleigh, North Carolina from April 2006 through June 2007.  Prior to joining IBI, Mr. Rallis served as an executive in residence (part time) for Pappas Ventures, and as a consultant for Duke University and Panacos Pharmaceuticals, Inc.  Mr. Rallis is the former President and Chief Operating Officer and director of Triangle Pharmaceuticals, Inc., which was acquired by Gilead Sciences in January 2003 for approximately $465 million. Prior to assuming the role of President and COO in March 2000, he was Executive Vice President, Business Development and General Counsel.  While at Triangle, Mr. Rallis participated in 11 equity financings generating gross proceeds of approximately $500 million. He was also primarily responsible for all business development activities which included a worldwide alliance with Abbott Laboratories and the in-licensing of ten compounds.  Before joining Triangle in 1995, Mr. Rallis served in various business development and legal management roles with Burroughs Wellcome Co. over a 13-year period, including Vice President of Strategic Planning and Business Development.  Mr. Rallis also serves on the boards of Aeolus Pharmaceuticals, a biopharmaceutical company located in Mission Viejo, California and Tenax Therapeutics, Inc., a biopharmaceutical company located in Morrisville, North Carolina. Mr. Rallis received his A.B. degree in economics from Harvard College and a J.D. from Duke University. As a result of these and other professional experiences, Mr. Rallis possesses particular healthcare industry knowledge and experience which strengthens the Board’s collective qualifications, skills, and experience.

Rostislav Raykov

Mr. Raykov has served as a director of Fennec since July 2009 and as Chief Executive Officer since July 2009.  Since May 2007, Mr. Raykov has also been a General Partner at DCML, a private investment partnership. Prior to DCML, from January 2006 to December 2007, Mr. Raykov was a portfolio manager for Alchem Investment Partners and John Levin & Co. prior to founding Alchem, Mr. Raykov was a portfolio manager and securities analyst for John A. Levin & Co. Event Driven Fund (2002-2005). Prior to joining John A. Levin & Co., Mr. Raykov was a securities analyst for the Merger Fund at Tiedemann Investment Group (1999-2002) and an investment banking analyst at Bear Stearns (1998-1999).  Mr. Raykov earned a B.S. in Business Administration from the University of North Carolina at Chapel Hill. As a result of these and other professional experiences, Mr. Raykov has financial expertise and experience with the Corporation as it has developed within the drug development industry and, as such, is able to provide the Corporation with unique insight and guidance.

Adrian J. Haigh

Mr. Adrian Haigh has been Senior Vice President and General Manager of EMEA Region at PTC Therapeutics, Inc. since September 2014. Previously Mr. Haigh served as Senior Vice President, Commercial Operations and Chief Operating Officer of Gentium GmbH since March 2011. Prior to joining Gentium, Mr. Haigh served as Regional Vice President, Commercial Operations at Biogen Idec where he managed several affiliates and also the global distributor business. He served has as the Executive Vice President of Global Marketing and Corporate Planning a EUSA Pharma and joined EUSA from Amgen where he led the international oncology franchise and prior to that was the General Manager Amgen Nordics and Portugal. He has been a Director of Fennec Pharmaceuticals Inc. since April 28, 2014 and a Director at Arch Biopartners Inc. since August 21, 2014. He received a Bachelor of Arts with Honors in Economic History from Huddersfield Polytechnic, West Yorkshire, England and a Diploma in Marketing from the Institute of Marketing. As a result of these and other professional experiences, Mr. Haigh has extensive international oncology and orphan drug development expertise which strengthens the Board’s collective qualifications, skills and experience.

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Dr. Khalid Islam

Dr. Khalid Islam was the Chairman and CEO of Gentium S.p.A. (a Nasdaq-listed company; 2009-2015) where he led the transition from a loss-making to a cash-flow positive and profitable company. Under his leadership, the company value increased from US$25 million leading to a successful all cash US$1 billion merger with Jazz Pharmaceuticals, plc. From 1999-2008, Dr. Islam was President and CEO of Arpida AG where he transitioned the early-stage start-up to a SWX-listed company and raised US$300 million in the IPO and follow-ons. From 1987-1999, he held various positions in HMR & MMD (now Sanofi-Aventis). From 1977-1987, Dr. Islam worked in academia at Imperial College (Univ. of London) and in Milan University, where he was a contract professor. Dr. Islam is a graduate of Chelsea College and received his Ph.D. from Imperial College, University of London. He holds several patents and has published over 80 articles in leading journals. He is an advisor to the venture group Kurma Biofund (Paris). He is a founder/co-founder of Sirius Healthcare Partners GmbH (Zurich), PrevAbr LLC (D.C.), BioAim LLC (L.A.) & Life Sciences Management GmbH (Zug). Dr. Islam is Board Chair at Minoryx Therapeutics (Spain). He serves on the board of Karolinska Development (Sweden), MolMed S.p.A. (Italy) both of which are traded publicly, and the private company OxThera (Sweden). In the past, he has served as Chairman of the Board of Directors of Pcovery Aps (Copenhagen), Adenium Aps (Copenhagen) and C10 Pharma AS (Oslo).

Appointment of Auditors

Shareholders will be asked to vote for an ordinary resolution to re-appoint Deloitte LLP as auditors of the Corporation until the end of the next annual meeting of the Shareholders and to authorize the directors to fix their remuneration. Deloitte LLP was first appointed the Corporation’s auditors on September 23, 2009. To the Corporation’s knowledge, a representative from Deloitte LLP will not be present at the meeting and, therefore, they will not have the opportunity to make a statement or be available to respond to questions.

The Board unanimously recommends that Shareholders vote FOR the re-appointment of Deloitte LLP as auditors of the Corporation at the Meeting. The persons named in the enclosed form of proxy will vote FOR the re-appointment of Deloitte LLP as auditors of the Corporation until the end of the next annual meeting of the Shareholders and the authorization of the directors to fix their remuneration, unless a Shareholder has specified in the proxy that his or her Common Shares are to be withheld from voting in respect thereof.

Advisory Vote on Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enables the Corporation’s Shareholders to vote to approve, on an advisory or non-binding basis, the compensation of our named executive officers as disclosed in this Circular in accordance with SEC rules.

For information on the Corporation’s executive compensation programs and how they reflect the Compensation Committee’s philosophy and are linked to the Corporation’s performance, see “Compensation Discussion and Analysis”.

We are asking for Shareholder approval of the compensation of our named executive officers as disclosed in this Circular in accordance with SEC rules, which disclosures include the disclosures under “Compensation Discussion and Analysis”, the compensation tables and the narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this Circular (the “Advisory Vote on Executive Compensation Resolution”).

This vote is advisory and therefore not binding on the Corporation, the Board or the Compensation Committee.

The following is the text of the advisory vote on executive Compensation resolution to be considered at the Meeting (the “Advisory Executive Compensation Resolution”):

RESOLVED, that the compensation paid to the Corporation’s named executive officers, as disclosed in this Circular pursuant to Item 402 of Regulation S-K, including the “Compensation Discussion and Analysis”, the compensation tables and narrative discussion be, and hereby is, APPROVED.

The Board unanimously recommends that Shareholders vote FOR the Advisory Executive Compensation Resolution. The persons named in the enclosed form of proxy will vote FOR the Advisory Executive Compensation Resolution, unless a Shareholder has specified in the proxy that his or her Common Shares are to be withheld from voting in respect thereof.

SPECIAL MATTERS

Approval of Unallocated Stock Options

Pursuant to the rules of the Toronto Stock Exchange (“TSX”), the unallocated options, rights or other entitlements under a TSX listed issuer’s security based compensation arrangement that does not have a fixed maximum number of securities issuable (which includes the Corporation’s amended and restated stock option plan (the “Stock Option Plan”)), must be approved by a majority of the issuer’s directors and by the issuer’s security holders every three years. Since the Stock Option Plan does not have a fixed number of Common Shares issuable thereunder, but permits the issuance of up to an aggregate of 25% of the issued and outstanding Common Shares from time to time (currently representing 3,024,954 options as of May 9, 2016), the Corporation is seeking shareholder approval at the Meeting of the unallocated options issuable under the Stock Option Plan. A description of the Stock Option Plan is included under the heading “Other Information Regarding Management – Stock Option Plan”.

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The Stock Option Plan and the unallocated options thereunder were last ratified by Shareholders on June 18, 2013 at the Annual and Special Meeting of Shareholders. As the three-year term prescribed by the TSX expires on June 18, 2016, an ordinary resolution will be placed before shareholders at the Meeting to approve the unallocated options under the Stock Option Plan (the “Unallocated Option Resolution”). In addition to the Unallocated Option Resolution, the Corporation is also proposing certain amendments to the Stock Option Plan, as described below under the heading “— Amendments to Stock Option Plan”. There have been no other amendments to the Stock Option Plan as last ratified by Shareholders on June 18, 2013.

As of the date hereof, there are options outstanding to purchase 2,417,255 Common Shares (representing approximately 20% of the aggregate number of issued and outstanding Common Shares), resulting in the Stock Option Plan currently having 607,699 unallocated options (currently representing approximately 5% of the aggregate number of issued and outstanding Common Shares as of May 9, 2016). If approval is obtained at the Meeting, the Corporation will not be required to seek further approval of the grant of unallocated options under the Stock Option Plan until the Corporation’s 2019 annual shareholders’ meeting (provided that such meeting is held on or prior to June 8, 2019).

If approval is not obtained at the Meeting, options which have not been allocated as of that date and options which are outstanding as of that date and are subsequently cancelled, terminated or exercised will not be available for a new grant of options until shareholder approval is obtained. Previously allocated options will continue to be unaffected by the approval or disapproval of the resolution. The granting of options has been a successful strategy used by the Corporation to attract and retain qualified employees and the loss of this incentive element from the overall employee compensation arrangements would be significant.

The unallocated options under the Stock Option Plan must be approved by a simple majority of the votes cast by the Shareholders voting in person or by proxy at the Meeting, other than the votes attaching to Common Shares beneficially held by insiders of the Corporation to whom options may be granted under the Stock Option Plan and associates and affiliates of such insiders. To the knowledge of the directors and senior officers of Fennec, after reasonable enquiry, as of the date hereof such insiders and their respective associates and affiliates, as a group, beneficially owned, directly or indirectly, or exercised control or direction over 1,416,536 Common Shares (which represents 11.71% of the issued and outstanding Common Shares as of the date hereof), and options and warrants to purchase an aggregate of 1,375,796 Common Shares that are exercisable within the next sixty days. Unless otherwise directed, it is the intention of the management designees to vote proxies in the accompanying form in favor of the Unallocated Option Resolution.

The following is the text of the Unallocated Option Resolution to be considered at the Meeting:

“BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT:

a.	All unallocated options issuable pursuant to the Corporation’s Stock Option Plan are hereby approved and authorized and effective until three years from the date of approval hereof unless earlier amended or revoked by Shareholders of the Corporation.

b.	The Corporation has the ability to continue granting options under the Stock Option Plan until June 8, 2019, which is until the date that is three (3) years from the date where shareholder approval is being sought.

c.	Any director or officer is hereby authorized for and on behalf of the Corporation to take all actions and to execute all documents as may be desirable to give effect to this resolution.”

Amendments to Stock Option Plan

Currently, options granted under the Stock Option Plan must be exercised within a period of seven (7) years from the date of grant, failing which the participant’s right to purchase such Common Shares lapses. In connection with the matters described under the heading below “— Amendments to Executive Options”, the Corporation is proposing to amend the Stock Option Plan to permit an option granted under the Stock Option Plan to be exercised within eight years as well as deleting the ten-year term of the Stock Option Plan (together, the “Stock Option Plan Amendment”). An ordinary resolution will be placed before shareholders at the Meeting to approve the Stock Option Plan Amendment (the “Stock Option Plan Amendment Resolution”). A copy of the Stock Option Plan with the proposed amendments (the “Amended Plan”) is set out as Schedule “B” to this Circular, and the summary included herein is qualified in its entirety by reference to the text of the Amended Plan.

The Stock Option Plan Amendment Resolution must be approved by a simple majority of the votes cast by the Shareholders voting in person or by proxy at the Meeting, other than the votes attaching to Common Shares beneficially held by insiders of the Corporation to whom options may be granted under the Stock Option Plan, including the Corporation’s officers and directors, and associates and affiliates of such insiders. Unless otherwise directed, it is the intention of the management designees to vote proxies in the accompanying form in favor of the Stock Option Plan Resolution.

The following is the text of the Stock Option Plan Amendment Resolution to be considered at the Meeting:

“BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT:

a.          The Corporation’s Amended and Restated Stock Option Plan in the form set forth as Schedule “B” to the Corporation’s Management Information Circular dated May 9, 2016 is approved.

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b.          Any director or officer is hereby authorized for and on behalf of the Corporation to take all actions and to execute all documents as may be desirable to give effect to this resolution.”

Amendments to Executive Options

If the matter set forth above under the heading “—Amendments to Stock Option Plan” are approved, the Corporation wishes to extend certain options held by certain of its insiders. The rules of the TSX require that any extension of the term options benefitting an insider and any extension of options where the exercise price of such options is below the current market price be approved by shareholders pursuant to Sections 613(i)ii) TSX Company Manual.

Mr. Andrade previously served as the Corporation’s Chief Financial Officer until August 2013. Pursuant to the new employment agreement between the Corporation and Robert Andrade dated November 13, 2016, the Corporation agreed to, subject to shareholder and applicable regulatory approvals, extend Mr. Andrade’s existing options to their original expiry date of seven years from the date of grant (instead of three years from his separation from the Corporation), provided that the expiry date of the options granted on August 18, 2010 would instead expire on August 18, 2018 if the Stock Option Plan Amendment is approved by the Corporation’s shareholders. The extension of Mr. Andrade’s options to their original expiry date is to avoid further dilution caused by new grants in connection with Mr. Andrade joining as the Corporation’s Chief Financial Officer.

				Current	Amended
Employee	Grant Date	Options	Strike Price (CAD)	Expiry Date	Expiry Date
Robert Andrade	8/18/2011	17,050	$1.89	8/13/2016	8/18/2018
Robert Andrade	8/18/2010	323,961	$2.43	8/13/2016	8/18/2017	*
	Total	341,011

* Or 8/18/2018, if the Stock Option Plan Amendment is approved.

Mr. Raykov, the Corporation’s Chief Executive Officer, also holds options that are scheduled to expire on August 18, 2017 and it is proposed that the expiry date of such options be extended in a manner consistent with Mr. Andrade’s options referred to above if the Stock Option Plan Amendment is approved. Similarly, the extension of Mr. Raykov’s options is intended to avoid further dilution caused by new grants following the expiry of such options in accordance with their terms. Accordingly, the Corporation’s shareholders are being asked to approve extension of the options in the manner set forth below:

				Current	Amended
Employee	Grant Date	Options	Strike Price (CAD)	Expiry Date	Expiry Date
Rostislav Raykov	8/18/2010	323,961	$2.43	8/18/2017	8/18/2018	*

* Subject to the Stock Option Plan Amendment being approved.

Messrs. Rallis and Skolsky, directors of the Corporation, also hold options that are scheduled to expire in 2018 and 2019, and it is proposed that the expiry date of such options be extended in a manner consistent with those options referred to above if the Stock Option Plan Amendment is approved. Accordingly, the Corporation’s shareholders are being asked to approve extension of the options in the manner set forth below:

				Current	Amended
Director	Grant Date	Options	Strike Price (USD)	Expiry Date	Expiry Date
Chris Rallis	11/18/2011	3,333	$1.50	11/18/2018	11/18/2019	*
Chris Rallis	4/4/2012	8,333	$0.60	4/4/2019	4/4/2020	*
Chris Rallis	5/17/2012	9,259	$0.54	5/17/2019	5/17/2020	*
Chris Rallis	11/20/2012	4,762	$1.05	11/20/2019	11/20/2020	*
	Total	25,687
Steven Skolsky	11/18/2011	3,333	$1.50	11/18/2018	11/18/2019	*
Steven Skolsky	4/4/2012	8,333	$0.60	4/4/2019	4/4/2020	*
Steven Skolsky	5/17/2012	9,259	$0.54	5/17/2019	5/17/2020	*
Steven Skolsky	11/20/2012	4,762	$1.05	11/20/2019	11/20/2020	*
	Total	25,687

* Subject to the Stock Option Plan Amendment being approved.

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It is proposed that a total of 716, 348 options be extended as described above, which represents 5.9% of the Corporation’s issued and outstanding Common Shares as of the date hereof.

The resolution in respect of the foregoing proposed option extensions (the “Option Extension Resolution”) must be approved by a simple majority of the votes cast by the Shareholders voting in person or by proxy at the Meeting, other than the votes attaching to the 40,740 Common Shares beneficially held by Mr. Raykov (which represents 0.34% of the issued and outstanding Common Shares as of the date hereof). Messrs. Andrade, Rallis and Skolsky do not beneficially own any Common Shares. Unless otherwise directed, it is the intention of the management designees to vote proxies in the accompanying form in favor of the Option Extension Resolution.

The following is the text of the Option Extension Resolution to be considered at the Meeting:

“BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT:

a.	The following changes to the expiry dates of the options granted to Mr. Robert Andrade pursuant to the Corporation’s Amended and Restated Stock Option Plan are hereby approved:

				Current	Amended
Employee	Grant Date	Options	Strike Price (CAD)	Expiry Date	Expiry Date
Robert Andrade	8/18/2011	17,050	$1.89	8/13/2016	8/18/2018
Robert Andrade	8/18/2010	323,961	$2.43	8/13/2016	8/18/2017	*
	Total	341,011

* Or 8/18/2018, if the Stock Option Plan Amendment is approved.

b.	The following changes to the expiry dates of the options granted to Mr. Rostislav Raykov pursuant to the Corporation’s Amended and Restated Stock Option Plan are hereby approved:

				Current	Amended
Employee	Grant Date	Options	Strike Price (CAD)	Expiry Date	Expiry Date
Rostislav Raykov	8/18/2010	323,961	$2.43	8/18/2017	8/18/2018	*

*Subject to the Stock Option Plan Amendment being approved.

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c.	The following changes to the expiry dates of the options granted to Messrs. Rallis and Skolsky pursuant to the Corporation’s Amended and Restated Stock Option Plan are hereby approved:

				Current	Amended
Director	Grant Date	Options	Strike Price (USD)	Expiry Date	Expiry Date
Chris Rallis	11/18/2011	3,333	$1.50	11/18/2018	11/18/2019	*
Chris Rallis	4/4/2012	8,333	$0.60	4/4/2019	4/4/2020	*
Chris Rallis	5/17/2012	9,259	$0.54	5/17/2019	5/17/2020	*
Chris Rallis	11/20/2012	4,762	$1.05	11/20/2019	11/20/2020	*
	Total	25,687
Steven Skolsky	11/18/2011	3,333	$1.50	11/18/2018	11/18/2019	*
Steven Skolsky	4/4/2012	8,333	$0.60	4/4/2019	4/4/2020	*
Steven Skolsky	5/17/2012	9,259	$0.54	5/17/2019	5/17/2020	*
Steven Skolsky	11/20/2012	4,762	$1.05	11/20/2019	11/20/2020	*
	Total	25,687

d.	Any director or officer is hereby authorized for and on behalf of the Corporation to take all actions and to execute all documents as may be desirable to give effect to this resolution.”

Approval of the Sale of Certain Assets

At the Meeting, the Corporation’s shareholders will be asked to consider and, if deemed advisable, to approve an ordinary resolution to approve a transaction involving the sale by the Corporation of certain assets relating to Eniluracil and Adh-1 technologies and development programs (the “Assets”) to Elion Oncology, LLC (the “Asset Sale”) pursuant to a purchase agreement dated May 9, 2016 (the “Purchase Agreement”). The following summary of the Asset Sale and Purchase Agreement included herein is qualified in its entirety to the Purchase Agreement attached to this Circular as Exhibit “C”.

Eniluracil (EU) is an oral irreversible dihydropyrimidine dehydrogenase (DPD) inhibitor, the enzyme responsible for rapidly breaking down 5-FU. Eniluracil was previously under development by GlaxoSmithKline (“GSK”), and we licensed the compound from GSK in July 2005. Adh -1 is an anti-cancer drug that selectively targets N-cadherin present on certain tumor cells and the established blood vessels that supply tumors. The Corporation does not currently have the resources to pursue the Eniluracil and ADH-1 programs. Accordingly, as previously disclosed by the Corporation, the Corporation concluded that it would be in the best interests of the Corporation’s shareholders and the cancer community to focus on seeking a partnership for Eniluracil and Adh -1.

Pursuant to the terms of the Purchase Agreement, the Corporation will receive US$40,000 on closing and continuing revenue share payments of 5% of the gross revenues derived from the Assets until the last to expire patents forming part of the Assets. The value for the Assets has been determined by negotiations between the purchaser and the Corporation. In addition to shareholder approval at the Meeting, the Asset Sale is subject to a number of closing conditions. Some of such conditions, including a satisfactory review of the Assets by Elion, are outside of the Corporation’s control. Accordingly, the Asset Sale may not close even if approved by our shareholders at the Meeting.

The resolution in respect of the Asset Sale (the “Asset Sale Resolution”) must be approved by a simple majority of the votes cast by the Shareholders voting in person or by proxy at the Meeting. Unless otherwise directed, it is the intention of the management designees to vote proxies in the accompanying form in favor of the Asset Sale Resolution.

The following is the text of the Asset Sale Resolution to be considered at the Meeting:

“BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT:

a.          the sale by the Corporation of its assets relating to Eniluracil and Adh-1 technologies and development programs, substantially on the terms set forth in a certain purchase agreement between the Corporation and Elion Oncology, LLC dated May 9, 2016 attached as Schedule “C” to the Corporation’s Management Information Circular dated May 9, 2016 is approved, ratified and confirmed; and

b.          any director or officer is hereby authorized for and on behalf of the Corporation to take all actions and to execute all documents as may be desirable to give effect to this resolution.”

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This discussion relates to the Named Executive Officers listed in the Summary Compensation Table below.

Mandate of the Compensation Committee

It is the task of the Compensation Committee to periodically review Fennec’s compensation structure with respect to its Named Executive Officers, including its Chief Executive Officer, to ensure that Fennec continues to attract and retain qualified and experienced individuals to its management team and to motivate these individuals to perform to the best of their ability and in Fennec’s best interests. The Compensation Committee determines the compensation of the Named Executive Officers, evaluates and approves the compensation plans, policies and programs of the Corporation and recommends to the Board from time to time other incentive compensation plans that it determines should be considered.

In reviewing executive compensation, the Compensation Committee relies on the advice of the Chief Executive Officer regarding other executive officers and allows him to participate in the Committee’s deliberations on those executive officers. The Chief Executive Officer, however, is not allowed to participate in the Committee’s deliberations on his compensation. The Compensation Committee may not delegate any of its responsibilities to another entity or to an individual without the approval of the Board.

General Compensation Philosophy

The key components of executive officer compensation are salaries, cash incentive awards and stock options. Fennec’s policy with respect to the compensation of Named Executive Officers is to establish annual goals with respect to corporate development and the individual areas of responsibility of each Named Executive Officers and then to review total compensation with respect to the achievement of these goals.

Salary and Non-Equity Incentive Awards

It is Fennec’s policy that the base salaries paid to its Named Executive Officers reflect, in addition to the criteria set out above, the individual’s responsibility, experience and achievements. Each year the Compensation Committee sets a series of objectives for each executive and for the executive team as a whole to determine the opportunity for cash incentive awards. These objectives are prioritized and assigned potential values in light of overall company objectives, including with respect to scientific, clinical, regulatory, intellectual property, business and corporate development, and financial objectives. The Compensation Committee reviews both base salaries and cash incentive awards on at least an annual basis to ensure that the relevant criteria are satisfied.

Stock Options

The annual compensation considerations also include the awarding of stock options. The granting of options to the Named Executive Officers under the Stock Option Plan serves three primary purposes: (1) to recognize significant performance during the past year; (2) to provide long-term incentives for future efforts, since the value of the options is directly dependent on the market valuation of the Corporation; and (3) to retain individuals, as the options typically vest over time. When determining whether and how many new option grants will be made, the Compensation Committee takes into account the amount and terms of any outstanding options. The Compensation Committee generally considers the granting of options twice annually to all eligible employees, including executive officers. The Committee, in its discretion, may grant options at other times during a fiscal year to a Named Executive Officer for performance or other reasons. Fennec does not require its Named Executive Officers to own a specific amount of Common Shares.

Analysis of Named Executive Officer Compensation

The Compensation Committee is charged with annually reviewing and approving corporate goals and objectives relevant to each of the Named Executive Officer’s compensation, evaluating each officer’s performance in light of those goals and objectives, and fixing and determining each Named Executive Officer’s level of salary and award of cash incentive payments and options based on this evaluation. In determining the long-term incentive component of each Named Executive Officer’s compensation, the Compensation Committee considers the Corporation’s performance and relative shareholder return, the value of similar incentive awards to other similarly situated executive officers at companies in the comparator group, the awards given to the Named Executive Officer in past years, and such other factors as the Compensation Committee considers relevant. Specifically, the Compensation Committee’s review and evaluation includes measurement of the following areas:

•	the achievement of corporate objectives, such as financings, partnerships and other business development, and consideration of those achievements in light of budgetary constraints and other challenges facing the Corporation;

•	the Corporation’s financial condition;

•	the Corporation’s share price and market capitalization; and

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•	the advancement of our product candidates, both preclinical and clinical.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Circular with management and, based on that review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Circular.

Submitted by:       THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Steven Skolsky, Chair

Chris Rallis

Khalid Islam

Compensation Committee Interlocks and Insider Participation

Steven Skolsky, Chris Rallis and Khalid Islam are the current members of the Compensation Committee. None of these individuals was at any time during 2015 or at any other time an officer or employee of ours. No interlocking relationship exists between any member of our Compensation Committee and any member of any other company’s board of directors or compensation committee.

The Board has determined that each member of the Compensation Committee is “independent” under applicable securities laws.

Summary Compensation Table

The following table sets out certain information respecting the compensation paid for the fiscal years ended December 31, 2015 and December 31, 2014 to our Chief Executive Officer and to our Chief Financial Officers, who were the only executives officer whose compensation exceeded $100,000 for the fiscal year ended December 31, 2015 (collectively, the “Named Executive Officers”).

Name and Principal Position	Year	Salary (USD$)	Bonus (USD$)	Option Awards (USD$)(1)	Total (USD$)
Rostislav Raykov, CEO	2015	180,000	-	-	180,000
	2014	178,462	40,000	199,750	418,212
	2013	140,000		11,656	151,656
Robert Andrade, CFO(2)	2015	110,791	-	-	110,791
	2014	-	-	-	-
	2013	109,500	-	-	109,500
Krysia Lynes, Former Interim CFO(3)	2015	-	-	-	-
	2014	139,673	5,000	15,900	160,573
	2013	26,453	-	11,656	30,109

(1)	Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Dollar value amounts are based on individual grants to Mr. Raykov of 83,333 and 25,000 options on January 24, 2014 and December 31, 2014, at an exercise price of $1.59 and $2.69 per common share, respectively, which will expire on January 24, 2021 and December 31, 2021, respectively. All options vested in full on the date of grant.
(2)	Mr. Andrade served as the Chief Financial Officer of Fennec from September 2009 until August 2013. He re-joined as the Corporation’s Chief financial officer in November 2015.
(3)	Ms. Lynes served as the Interim Chief Financial Officer of Fennec until November 2015.

Rostislav Raykov

Mr. Raykov has been employed by Fennec since July 2009.  Pursuant to an employment agreement dated May 3, 2010 between Mr. Raykov and Fennec, Mr. Raykov is employed as Fennec’s Chief Executive Officer and: (a) received an initial annual salary in the amount of $140,000, subject to annual adjustment by our Board of Directors, (b) upon approval by shareholders of our Stock Option Plan was granted options to purchase up to 5.0% of our common stock outstanding estimated by us to be outstanding upon completion of the 2010 Rights Offering, and (c) may receive annual bonuses at the sole discretion of the Board. In addition, conditioned upon the approval of Fennec's shareholder's at the Meeting, Fennec will extend certain of Mr. Raykov’s existing options in the manner described under the heading “Special Matters – Amendments to Executive Options”. If Mr. Raykov’s employment terminates due to a change of control of Fennec, any then remaining unvested shares under his options shall immediately vest and be fully exercisable. If Mr. Raykov is dismissed from employment by us for any reason other than “cause,” we are obligated to pay Mr. Raykov severance compensation equal to twelve months of salary. The initial term of the agreement was for one year and the agreement automatically extends for additional one-year periods unless terminated by either party in accordance with the agreement.

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Robert Andrade

Mr. Andrade has been employed by Fennec since November 2015. Mr. Andrade is employed as Fennec’s Chief Financial Officer. Pursuant to an employment agreement dated November 13, 2015, Mr. Andrade (a) receives an initial annual salary in the amount of $165,000, and (b) may receive annual bonuses at the sole discretion of the Board.  In addition, conditioned upon the approval of Fennec's shareholder's at the Meeting, Fennec will extend Mr. Andrade's existing options in the manner described under the heading “Special Matters – Amendments to Executive Options”. If Mr. Andrade’s employment terminates due to a change of control of Fennec, any then remaining unvested shares under his options shall immediately vest and be fully exercisable. If Mr. Andrade is dismissed from employment by us for any reason other than “cause,” we are obligated to pay Mr. Andrade severance compensation equal to six months of salary.

In addition to their employment agreements, Mr. Raykov and Mr. Andrade, are a party to a confidentiality and intellectual property agreement with the Corporation.

In the employment agreements for each of Mr. Andrade and Mr. Raykov “cause” is generally defined as (1) material breach of the terms of the employment or intellectual property agreements; (2) failure to perform the duties inherent in Employee’s position in good faith and in a reasonable and appropriate manner; or (3) acts of fraud or embezzlement or other intentional misconduct which adversely affects the Corporation's business.

Equity Grants, Exercises and Holdings

The following table sets forth information concerning the number and value of unexercised options held by each Named Executive Officer as of December 31, 2015. All executive awards vest and are exercisable immediately.

Executive Outstanding Equity Awards at December 31, 2015

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price (USD$)		Option Expiration Date	Value of Unexercised in-the- Money Options (USD$)(1)(4)
Rostislav Raykov	25,000	$2.69		12/31/2021	-
	83,333	$1.59		01/24/2021	$12,500
	16,666	$0.72		08/23/2020	$16,999
	50,000	$1.05		11/20/2019	$34,500
	17,050	$1.48	(4)	08/19/2018	$4,433
	323,961	$2.43	(4)	08/18/2017(2)	-
Robert Andrade(3)	17,050	$1.89	(4)	08/18/2018(3)	$4,433
	323,961	$2.43	(4)	08/18/2017(3)	-
Krysia Lynes	740	$1.89		08/18/2018	-
	1,000	$1.50		11/18/2018	$240
	8,333	$0.60		04/04/2019	$9,500
	3,333	$1.05		11/20/2019	$2,300
	16,666	$0.72		08/23/2020	$16,999
	10,000	$1.59		01/24/2021	$1,500
	740	$1.48	(4)	11/19/2017	$192
	321	$1.90	(4)	05/01/2018	-

(1)	Calculated using the closing price of the Corporation’s common shares on December 31, 2015 USD$1.74 on the OTC market with respect to USD-denominated options and CAD$2.40 on the TSX with respect to CAD-denominated options.

(2)	Upon the approval of Fennec's shareholder's, the expiry date of these options held by Mr. Raykov will be extended as described under the heading “Special Matters - Amendments to Executive Options”.

(3)	As per Mr. Andrade’s employment agreement dated November 13, 2015, upon the approval of Fennec's shareholder's, options extend to original expiry date of seven years from issuance.

(4)	Listed option originally issued in $CAD. Exercise price was converted to $USD using the average $USD to $CAD for 2015 posted by the Bank of Canada of CAD$1.27871080 = US$1.00.

Incentive Plan Awards – Value Vested or Earned During the Year

No options held by our Named Executive Officers vested during the year ended December 31, 2015.

Termination Benefits

In the event of his termination with us other than for cause, we will be obligated to pay Mr. Raykov a one-time severance payment of $180,000, which represents twelve months of his base salary.

In the event of his termination with us other than for cause, we will be obligated to pay Mr. Andrade a one-time severance payment of $82,500, which represents six months of his base salary.

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Compensation of Directors

Director Compensation Table

The following table summarizes the compensation earned by or paid to the Corporation's non-executive directors for the year ended December 31, 2015.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Total ($)
Adrian Haigh	2015	28,000	-	-	28,000
	2014	8,000	-	334,900	342,900
Chris Rallis	2015	18,500	-	19,179	37,697
	2014	15,500	-	56,897	72,397
	2013	10,500	-	8,000	18,500
Khalid Islam	2015	55,500	-	58,150	113,650
	2014	8,500	-	334,900	343,400
Steve Skolsky	2015	18,500		19,197	37,697
	2014	12,500		51,897	64,397
	2013	9,000		8,000	17,000

(1) Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.

Equity Grants, Exercises and Holdings

The following table sets forth information concerning the number and value of unexercised options held by each Named Executive Officer as of December 31, 2015. All executive awards vest and are exercisable immediately.

Director Outstanding Equity Awards at December 31, 2015

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price (USD$)	Option Expiration Date	Value of Unexercised in- the-Money Options (USD$)(1)
Adrian Haigh	133,333	2.31	04/25/2021	-
	10,000	2.69	12/31/2021	-
Chris Rallis	3,333	1.50	11/18/2018	800
	8,333	0.60	04/04/2019	9,500
	9,259	0.54	05/17/2019	11,111
	11,111	0.45	08/17/2019	14,333
	4,762	1.05	11/20/2019	3,286
	4,166	2.40	04/03/2020	-
	1,700	2.94	05/17/2020	-
	5,208	0.96	08/13/2020	4,062
	16,666	0.72	08/23/2020	16,999
	3,144	1.59	01/24/2021	472
	4,329	2.31	04/25/2021	-
	1,389	3.60	05/15/2021	-
	1,792	2.79	08/04/2021	-
	1,960	2.55	11/07/2021	-
	10,000	2.69	12/31/2021	-
	1,992	2.51	03/16/2022	-
	2,173	2.30	05/11/2022	-
	2,127	2.35	08/03/2022	-
	4,062	1.23	11/10/2022	2,072
Khalid Islam	133,333	2.31	04/25/2021	-
	10,000	2.69	12/31/2021	-
	50,000	1.13	12/11/2022	30,500
Steve Skolsky	3,333	1.50	11/18/2018	800
	8,333	0.60	04/04/2019	9,500
	9,259	0.54	05/17/2019	11,111
	4,762	1.05	11/20/2019	3,286
	4,166	2.40	04/03/2020	-
	1,700	2.94	05/17/2020	-
	5,208	0.96	08/13/2020	4,062
	16,666	0.72	08/23/2020	16,999
	3,144	1.59	01/24/2021	472
	4,329	2.31	04/25/2021	-
	1,389	3.60	05/15/2021	-
	1,960	2.55	11/07/2021	-
	10,000	2.69	12/31/2021	-
	1,992	2.51	03/16/2022	-
	2,173	2.30	05/11/2022	-
	2,127	2.35	08/03/2022	-
	4,062	1.23	11/102022	2,072

(1)	Calculated using the closing price of the Corporation’s common shares on December 31, 2015 USD$1.74 on the OTC.

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Director Incentive Plan Awards – Value Vested During 2015

The following table details the value of director options on the vesting date that vested during 2015.

Name	Number of Options Vested During Year	Option-Based Awards Value Vested During the Year (USD$)(1)
Chris Rallis	10,354	435
Steve Skolsky	10,354	435
Khalid Islam	50,000	4,000
Total	70,708	4,870

(1) The value of the vested option-based awards represents the aggregate dollar value that would have been realized if the options under the option-based award had been exercised on the vesting date. The dollar value was computed by determining the difference between the closing market price of the Common Shares on the OTC at the deemed exercise on the vesting date and the exercise price.

The annual compensation considerations for non-executive directors also include the awarding of stock options. We believe that granting of options to the non-executive directors serves three primary purposes: (1) to recognize the significant time and effort commitments during the past year; (2) to provide long-term incentives for future efforts since the value of the options is directly dependent on the market valuation of the Corporation; and (3) to retain quality individuals. When determining whether and how many new option grants will be made, the Compensation Committee takes into account the amount and terms of any outstanding options. Fennec does not require its non-executive directors to own a specific amount of common stock.

Each of Chris A. Rallis and Steven D. Skolsky has entered into an Independent Director Agreement with the Corporation, dated as of August 25, 2011, which provides for (i) cash compensation in the form of USD$2,000 for each meeting of the Board attended and USD$500 for each committee meeting attended (other than committee meeting held before or after a Board meeting held on the same day), and (ii) non-cash compensation in the form of a grant of options to purchase shares of the Corporation’s common stock having an aggregate value equal to $5,000 (with price per share and exercise price based on the value of the Corporation’s common stock as of the date of grant) per board meeting attended. The options immediately vest when granted and are otherwise subject to the terms and conditions of the Stock Option Plan. The Independent Director Agreements also provide for the reimbursement of such director’s reasonable travel and related expenses incurred in the course of attending board meetings.

Each of Adrian Haigh and Khalid Islam has entered into an Independent Director Agreement with the Corporation, dated as of April 25, 2014, which provides for (i) cash compensation in the form of USD$2,000 for each meeting of the Board attended and USD$500 for each committee meeting attended (other than committee meeting held before or after a Board meeting held on the same day), and (ii) non-cash compensation in the form of a grant of options to purchase 133,000 shares of the Corporation’s common stock. Such options shall vest: (i) as to 66,666 common shares, on the grant date; and (ii) as to 66,666 common shares, upon and subject to the Corporation obtaining PUMA for STS in the EU, provided they then remain on the Board at the time of such approval and that they have played a vital or precipitating part in obtaining such EU orphan drug designation, as reasonably determined by non-interested Board members. If the vesting conditions referred to in (ii) above have not occurred by December 31, 2017, the option to acquire the 66,666 common shares referred to in (ii) above shall be terminated and of no further force or effect. The Independent Director Agreements also provide for the reimbursement of such director’s reasonable travel and related expenses incurred in the course of attending board meetings.

In 2015, fees payable to the non-executive directors was increased to $2,500 per board meeting attended, with all other conditions set forth above remaining the same.

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OTHER INFORMATION REGARDING MANAGEMENT

Stock Option Plan

The following summary does not reflect the proposed Stock Option Plan Amendment. The Stock Option Plan as last ratified by Shareholders on June 18, 2013 was adopted to develop the interest and incentive of eligible employees, directors and other service providers of the Corporation in the Corporation's growth and development by giving eligible Participants (as defined below) an opportunity to purchase Common Shares on a favourable basis, thereby advancing the interests of the Corporation, enhancing the value of the Common Shares for the benefit of all Shareholders and increasing the ability of the Corporation to attract and retain skilled and motivated individuals in the service of the Corporation. The maximum number of Common Shares that may be issued under the Stock Option Plan is a rolling maximum equal to 25% of the issued and outstanding Common Shares from time to time (as of May 9, 2016, this maximum percentage equals 3,024,954 Common Shares). As of May 9, 2016 options for an aggregate of 2,417,255 Common Shares have been granted and remain issued and outstanding under the Stock Option Plan (representing approximately 20% of the currently issued and outstanding Common Shares), options for 173,663 Common Shares have been exercised under the Stock Option Plan (representing approximately 1.44% of the currently issued and outstanding Common Shares) since June 18, 2013, and the Stock Option Plan has 607,690 unallocated options (representing approximately 5% of the currently issued and outstanding Common Shares).

Within the above aggregate limit of 25% of the issued and the issued and outstanding Common Shares from time to time, the Stock Option Plan contains no limits on the number or percentage of such options that may be granted to insiders of the Corporation or to any one person. The Board currently has the right, in its sole discretion, to alter, amend or discontinue the Stock Option Plan from time to time and at any time. However, no such amendment or discontinuation may alter or impair the rights or increase the obligations under the Stock Option Plan of Participants without the consent of the Participants. Further, any amendment to the Stock Option Plan is subject to prior regulatory approval. The Stock Option Plan’s amending procedures explicitly provide that shareholder approval is not required to implement any amendments, save and except for amendments related to (i) the maximum number of Common Shares or any other shares of the Corporation which are reserved for issuance under the Stock Option Plan (and under any other share compensation arrangement of the Corporation); (ii) a reduction in the exercise price for options held by insiders; and (iii) an extension to the term of options held by insiders. Examples of the amendments that may be made by the Board without shareholder approval include, without limitation, amendments related to (a) the vesting provisions of the Stock Option Plan or any option granted under the Stock Option Plan, (b) the early termination provisions of the Stock Option Plan or any option granted under the Stock Option Plan, (c) the addition of any form of financial assistance by the Corporation for the acquisition by all or certain categories of Participants, and the subsequent amendment of any such provision which is more favourable to such Participants, (d) the addition or modification of a cashless exercise feature, payable in cash or Common shares, which provides for a full deduction of the number of underlying Common Shares from the Stock Option Plan reserve, (e) changing the maximum percentage of Common Shares which are reserved for issuance under the Stock Option Plan to a maximum number of Common Shares not exceeding the number of Common Shares which then represents the maximum percentage previously approved by the Corporation’s security holders; (f) the suspension or termination under applicable laws (including, without limitation, the rules, regulations and policies of the TSX); and/or (g) general housekeeping matters.

Participation in the Stock Option Plan shall be limited to directors, employees and service providers who are designated from time to time by the Compensation Committee (each, a “Participant”). Board nominees or other associates or affiliates of the Corporation’s largest shareholder, Southpoint Capital Advisors, are not eligible to participate in the Stock Option Plan. Subject to the terms of the Stock Option Plan, the Compensation Committee determines the Participants designated to participate in the Stock Option Plan, the number of Common Shares such Participant is entitled to purchase and the price at which the Common Shares may be purchased and the applicable vesting period. The option price at which the Common Shares may be purchased under the Stock Option Plan is the fair market value of the Common Shares of the Corporation at the time of grant, which under the Stock Option Plan is the closing price of the Common Shares on the TSX on the trading day immediately preceding the date of grant (if the Common Shares are then listed on the TSX).

Options granted under the Stock Option Plan must be exercised within a period of seven (7) years from the date of grant, failing which the Participant's right to purchase such Common Shares lapses. The Stock Option Plan provides that should the expiry date of any vested stock option of a Stock Option Plan participant fall on, or within nine (9) trading days immediately following, a Black-Out Period, the expiry date of such a vested stock option will automatically be the date that is ten (10) trading days from the date the relevant Black-Out Period ends. Unless otherwise determined by the Compensation Committee and specifically set forth in the stock option agreement executed by the Participant, options vest and may be exercised by the Participant as to one-third on each of the first, second and third anniversaries of the date of grant. The Compensation Committee may, however, in its sole discretion by written notice to any Participant, accelerate the vesting of all or any of the options of a Participant. The Participant's rights under the options granted under the Stock Option Plan are not assignable or transferable by the Participant. The Corporation does not currently have any arrangements in place for financial assistance to facilitate the purchase of securities by Participants under the Stock Option Plan.

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A Participant’s right to exercise options ceases following any of the following events (each of which, a “Participant Termination Date”): (i) if an employee, such Participant’s employment with the Corporation or any of its subsidiaries is terminated for any reason; (ii) if a director, such Participant ceases to be a director on the Board for any reason; or (iii) if a service provider, such Participant ceases to provide services to the Corporation. In such case, the Participant, or the Participant's legal representative, as the case may be, may only exercise such options that are then vested any time prior to the earlier of: the original expiry date of such option, or within 30 days of the Participant Termination Date, or if specifically approved by the Board, such later date which may not be more than three (3) years following the Participant Termination Date.

For U.S. federal income tax purposes, an optionee who is granted an incentive stock option under the Stock Option Plan will generally not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise will increase the optionee’s alternative minimum taxable income by an amount equal to the difference, if any, between the fair market value of the shares at the time of exercise and the option's exercise price, and therefore may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and more than one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option’s exercise or (ii) the sale price of the shares. Fennec will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the optionee’s holding period with respect to such shares. Options that do not qualify as incentive stock options under the Stock Option Plan are referred to as nonstatutory options. Generally, an optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. Upon its exercise, however, the optionee will generally recognize taxable ordinary income measured as the excess of the then fair market value of the shares acquired over the exercise price of the option. Any taxable income recognized in connection with an option exercise by an optionee who is also one of our employees will be subject to tax withholding by us. Fennec will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option. Upon resale of such shares by the optionee, any difference between the sales price received and the fair market value for the shares on the date of exercise of the option will be treated as long-term or short-term capital gain or loss, depending on the optionee’s holding period with respect to such shares.

Directors’ and Officers’ Liability Insurance

Fennec has liability insurance for its directors and officers. The aggregate annual premium for that insurance is approximately $88,000 no part of which is payable by the directors and officers of the Corporation. The insurance coverage under the policy for each loss is limited to an annual aggregate of $7,500,000 for each policy year. The policy is subject to a $250,000 retention for any non securities claim, $500,000 for securities claims and $1,500,000 for merger objection suits and there shall be no retention for any non-indemnifiable claim(s) made against a director or officer.

Indebtedness of Directors and Executive Officers

Section 13(k) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), prohibits Fennec from making or arranging an extension of credit to its directors or executive officers in the form of a personal loan.

No individual, who is or was a director, executive officer or employee of Fennec, nor any proposed nominee for election as a director of Fennec, nor any associate of any one of them:

(i)	is or, at any time since the beginning of Fennec’s most recent completed financial period, has been indebted to Fennec or any of its subsidiaries; or

(ii)	was indebted to another entity, which indebtedness is, or was at any time during Fennec’s most recent completed financial period, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by Fennec or any of its subsidiaries.

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Interest of Informed Persons in Material Transactions

In accordance with the BCBCA and our articles, directors who have a material interest in any person who is a party to a material contract or a proposed material contract with Fennec are required to disclose that interest and abstain from voting on any resolution to approve that contract.

To the knowledge of Fennec, except as disclosed below, no informed person or proposed nominee for election as a director of Fennec and no associate or affiliate of the foregoing persons has or has had any material interest, direct or indirect, in any transaction since the commencement of Fennec’s last completed financial period or in any proposed transaction which has materially affected or would materially affect Fennec or any of its subsidiaries.

In accordance with regulations of the SEC, Fennec must disclose in this Circular any transaction or series of transactions in Fennec’s last two completed fiscal years to which Fennec was a party and in which any director or executive officer of Fennec, or any of their immediate family members had a direct or indirect material interest, if the amount involved exceeds the lesser of $120,000 or one (1) percent of the average of the Corporation’s total assets at year end for the last two completed fiscal years (a “Related Party Transaction”).

Performance Graph

The following line graph compares the percentage change, from December 31, 2010 to December 31, 2015, in cumulative total shareholder return for $100 (CAD$ for TSX and US$ for AMEX) invested in our common stock with cumulative total return of the AMEX Composite, the AMEX Biotechnology Index and the S&P/TSX Composite Total Return Index.

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Equity Compensation Plan Information

The following table provides certain information with respect to securities authorized for issuance under equity incentive plans as of December 31, 2015 (share amounts are in thousands):

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options warrants and rights (*)	(b) Weighted- average exercise price of outstanding options, warrants and rights		(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (a))
Equity compensation plan	1,094,293	USD $	1.77	317,620
approved by shareholders	1,322,962	CAD $	2.39
Total	2,417,255		-	317,620

* The Corporation’s current stock option plans allow for the issuance of stock options denominated in both U.S. dollars and Canadian dollars.  This table presents the number and weighted-average exercise price of outstanding options by the currency associated with the original grants. At December 31, 2015 we had 1,094,293 stock options denominated in U.S. dollars with a weighted-average exercise price of $1.77 and 1,322,962 stock options denominated in CAD dollars with a weighted-average exercise price of CAD$2.39.  At December 31, 2015, we had 317,620 stock options available for future issuance.

REPORT ON CORPORATE GOVERNANCE

Fennec believes that good corporate governance is important to ensure that Fennec is managed for the long-term benefit of its shareholders. In connection with Fennec’s commitment to comply with the standards of applicable securities legislation, Fennec has continued to review Fennec’s corporate governance practices and policies and has compared them to developing practices and regulation in Canada and the United States. In particular, Fennec has considered developing rules and guidelines for corporate governance practices and policies, and related disclosures, promulgated by the Canadian Securities Administrators, the SEC as well as the Sarbanes-Oxley Act of 2002.

In February 2004, Fennec’s Board adopted a Mandate of the Board of Directors, Corporate Governance Guidelines and a Code of Business Conduct and Ethics applicable to all officers, directors and employees of Fennec. The Board also (i) restated the charter of the Audit Committee, (ii) established a separate Governance Committee and adopted a written charter for the committee, (iii) restated the charter of the Compensation Committee, and (iv) appointed an Independent Chairman of the Board. Each of the various committee charters and other corporate governance documents are regularly reviewed with a view to determining if any updates are necessary or advisable.

Set out below is a description of certain corporate governance practices of the Corporation.

Shareholder Communications

Shareholders who wish to communicate with members of the Board of Directors, including the independent directors individually or as a group, may send correspondence to them care of the Chief Executive at our principal executive offices. Such communication will be forwarded to the intended recipient(s). Fennec currently does not intend to have the Chief Executive screen this correspondence, but it may change this policy if directed by the Board due to the nature or volume of the correspondence.

Board of Directors

The Board of Directors is composed of a majority of independent directors. The Board applies the definition of independence found in the rules of the SEC and in Canadian National Instrument 58-101 and National Policy 58-201. The Board has determined that four of the current five directors are “independent”, being Messrs. Rallis, Skolsky, Haigh and Islam. Only one director has a material relationships with the Corporation and are therefore is not independent. Mr. Raykov, Chief Executive Officer of the Corporation is considered to have a material relationship with the Corporation by virtue of his executive officer position. Fennec is of the view that the composition of its Board reflects a diversity of background and experience that are important for effective corporate governance. Other directorships held by Board members are described in this Circular under the heading “Ordinary Matters – Election of Directors.”

During the financial year ended December 31, 2015, the Board devoted a portion of six meetings to discuss in the absence of directors who are not “independent,” and certain of the Committees also conducted executive sessions where all participants were independent directors. In order to facilitate open and candid discussion among its independent directors, the Corporate Governance Guidelines provide that independent directors should meet at least annually without the presence of management or non-independent directors, that the Chairman or Lead Independent Director is authorized to call additional meetings of the independent directors and that the Chairman or Lead Independent Director is authorized to act as the presiding director at such meetings and to develop the agenda for such meetings. In addition, each Board member is free to suggest the inclusion of items on any Board or Committee meeting agenda and suggest pre-meeting materials to either the Chair of the Board or the Lead Independent Director. At any meeting of the Board, each Board member is also free to raise subjects that are not on the agenda for that meeting. Furthermore, each Board committee, the Chairman and the Lead Independent Director, on behalf of the independent directors as a group, have the authority to hire legal, accounting, financial or other advisors as they may deem necessary in their best judgment, without the need to obtain the prior approval of any officer of the Corporation. The Chief Financial Officer of the Corporation will arrange for payment of the invoices of any such third party.

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Directors’ Attendance

For the fiscal year ended December 31, 2015, the Board met on six occasions, the Audit Committee met on five occasions, the Compensation Committee met on seven occasions, and the Governance Committee met on five occasions.

The following table sets forth the attendance of directors at meetings of the Board.

Director	Attendance at Board Meetings

Adrian Haigh	6/6

Khalid Islam	5/6

Chris A. Rallis	6/6

Steven D. Skolsky	6/6

Rostislav Raykov	6/6

The Board expects management to be responsible for the day-to-day operations of and to implement the approved strategic business plan within the context of authorized budgets and corporate policies and procedures. Management is expected to report regularly to the Board in a comprehensive, accurate, and timely fashion on Fennec’s business and affairs.

Fennec does not have a formal written policy regarding attendance of Board members at annual meetings of the shareholders. Fennec, however, strongly encourages all directors to attend such meetings.

Mandate of the Board of Directors

The Board has the overall responsibility for the strategic planning and general management of Fennec’s business and affairs. In fulfilling its responsibilities, the Board is responsible for, among other things:

•	adoption of a strategic plan;
•	approval of the annual operating and capital expenditure budgets;
•	identification of the principal risks of the business and ensuring the implementation of the appropriate systems to manage these risks;
•	succession planning, including appointing and monitoring senior management;
•	adoption of a communications policy;
•	approval of acquisitions, dispositions, investments and financings that exceed certain prescribed limits;
•	integrity of the internal control and management information systems; and
•	development of clear position descriptions for directors, including the Chair of the Board, the Chair of each Board committee and, together with the CEO, a clear position description for the CEO.

The Board discharges its responsibilities directly and through committees that have specific areas of responsibility. The frequency of Board meetings and the nature of items discussed during the meetings depend on the opportunities or risks that Fennec faces. The Board, directly and through its committees, has adopted a process whereby it assesses the risk factors that must be identified and managed to ensure Fennec’s long-term viability.

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The Board mandate generally describes the Board’s expectation of management and provides a list of specific matters for which management must obtain Board approval prior to implementation. The Board mandate also provides that the Board annually establish performance objectives for the CEO, which responsibility has been delegated to the Compensation Committee. In addition, the Board receives regular updates from management concerning the Corporation’s progress toward achieving corporate goals. The Board has also delegated to the Compensation Committee responsibility for evaluating the CEO’s compensation, which evaluation includes review of the CEO’s performance against annual performance objectives for the year and input from the Chairman, Lead Independent Director as well as other directors.

The Board Mandate is attached as Schedule “A-1” to this Circular.

Position Descriptions

The Board Mandate and the Governance Committee Charter provide that the Board is responsible for the development of clear position descriptions for directors, including the Chair of the Board and the chair of each board committee; and, together with the Chief Executive Officer, a clear position description for the Chief Executive Officer, which includes delineating management’s responsibilities.

Board Leadership Structure

On December 9, 2015, Khalid Islam was elected Chairman of the Board. The Board determined that in the best interest of the Corporation the most effective leadership structure at this time is to separate the roles of Chairman and Chief Executive Officer. As an independent director, Dr. Islam is responsible for overseeing and ensuring the independence of and separation between management and the Board.

Risk Oversight

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing the identification and management of our principal risks. The Board of Directors regularly receives reports from senior management on areas of material risk to our Corporation, including our credit, liquidity, operational, legal and regulatory risks. In carrying out its responsibilities under its charter, the Audit Committee reviews our major financial risk exposures and the steps management has taken to monitor and control such exposures, and it also meets periodically with management to discuss policies with respect to risk assessment and risk management. In addition, the Compensation Committee oversees the management of risks relating to our executive and non-executive compensation plans and arrangements, and the Governance Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest. While each committee oversees certain risks and the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.

Ethical Business Conduct

In February 2004, Fennec’s Board adopted a Mandate of the Board of Directors, Corporate Governance Guidelines and a Code of Business Conduct and Ethics (the “Code”) applicable to all officers, directors and employees of Fennec. You can access the Code in the corporate governance section of Fennec’s website at www.fennecpharma.com. Fennec undertakes to provide any person without charge, upon request, a copy of such code by writing to Attn: Code of Ethics Request, Fennec Pharmaceuticals Inc., 68 TW Alexander Drive, PO Box 13628, Research Triangle Park, North Carolina 27709. Fennec is committed to adhering to applicable legal requirements and maintaining the highest standards of conduct and integrity. The Code is intended to promote those goals in conjunction with the Corporation’s Insider Trading Policy, Disclosure Policy and Audit Committee Complaint Procedures. The Code sets out the legal and ethical standards of conduct for personnel of Fennec and addresses topics such as: reporting obligations and procedures; honest and ethical conduct and conflicts of interest; compliance with applicable laws and Corporation policies and procedures; confidentiality of corporate information; use of corporate assets and opportunities; public disclosure and books and records; and non-retaliation. The Board is not aware of any conduct of a director or officer that constitutes a departure from the Code and, as a result, since the beginning of Fennec’s fiscal year ended December 31, 2015, there have been no material change reports filed that pertain to such a departure.

The Code provides that the Governance Committee shall monitor and periodically evaluate compliance with the Code and its application to the Corporation’s business. In addition, the Code sets out the procedures adopted by the Audit Committee for the receipt, retention and treatment of complaints and concerns regarding accounting, internal accounting control, or auditing matters. In each case, the Code provides that the Corporation will not discipline, discriminate against or retaliate against any employee who reports a complaint or concern in good faith, whether or not the information is ultimately proven to be correct, or who cooperates in any investigation or inquiry thereof.

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In order to ensure independent judgment in considering transactions or agreements in which a director or officer has a material interest, the Code contains a process that must be followed regarding the disclosure, consultation and approval of transactions involving potential conflicts of interest. As a first step, officers and directors must disclose such matters to the Chief Executive Officer and to the Chair or any other disinterested member of the Governance Committee charged with reviewing conflicts of interest. The Board has adopted rules for what activities constitute conflicts of interest and potential conflicts of interest, as well as procedures for determining whether a relationship or transaction constitutes a conflict of interest, the current versions of which are attached as appendices to the Code. Following disclosure, any officer or director must avoid or terminate any activity that involves an actual or reasonably apparent conflict of interest unless it is determined at the appropriate level that the activity is not a conflict of interest or is otherwise not harmful to the Corporation or improper. Disinterested members of the Governance Committee shall make any such determination.

In accordance with the BCBCA and our articles, directors who have a material interest in any person who is a party to a material contract or a proposed material contract with us are required to disclose that interest and abstain from voting on any resolution to approve that contract. In addition, no director, director nominee or officer may enter into any transaction or relationship that is disclosable by such person or the Corporation pursuant to the BCBCA or by the Corporation pursuant to SEC rules without the prior approval of the disinterested members of the Governance Committees, and no such person may directly or indirectly approve, or represent the Corporation or the other party in arranging, the terms of any transaction between the Corporation and a party with which he/she has any relationship of a type that is disclosable by such person or the Corporation pursuant to the BCBCA or by the Corporation pursuant to SEC rules. All transactions between the Corporation and a party with which a director, officer or employee has such a relationship shall be on an arm’s length basis.

Orientation and Continuing Education

Responsibility for the oversight of orientation for new directors and continuing education programs for all directors with respect to the Corporation’s business and financial matters, corporate governance and other appropriate subjects is assigned to the Governance Committee under its charter. In this regard, the Governance Committee’s duties include ensuring the adequacy of the orientation and education program for new members of the Board.

The Governance Committee is also responsible for arranging continuing education for directors in order to ensure that directors maintain the skill and knowledge necessary to meet their obligations as directors. Given the Corporation’s limited resources, to date, no formal external continuing education programs have been sponsored by the Corporation but members of the Board are free to attend such programs as they determine necessary and in the Corporation’s best interest. The Corporation also provides directors with the opportunity to meet with senior management of the Corporation, including the Chief Financial Officer, as well as external advisors, at any time and such personnel and advisers are regularly invited to present at Board meetings or in connection with Board retreats to provide updates in legal, accounting, governance and other business developments. Some meetings are held at the Corporation’s premises, allowing directors the opportunity to gain additional insight into the Corporation’s operations. In addition, analyst reports and other information relating to the Corporation’s business and the industry in which it operates are presented at Board meetings and strategy sessions and industry-related articles of interest are distributed to Board members from time to time. Pursuant to each Committee charter, directors are permitted to obtain advice and assistance from internal or external advisors, including for the purposes of continuing education and developments relevant to board responsibilities.

Nomination of Directors

The Board does not have a nominating committee. Nominations to the Board are largely the result of recruitment efforts of the Chairman of the Board. Potential nominees are discussed with the Board as a whole. The Board feels that the current approach is appropriate. The full Board of Directors assumed the functions of a nominating committee. The Board of Directors believes that such action was appropriate because it believes that, in doing so, it gains access to the expertise and insight of its management and non-independent directors on the operations of the Corporation as they relate to an evaluation of a director candidate. The final determination to nominate a candidate is made by our independent directors, acting separately. The Board has not adopted a formal charter regarding the nominations process; but has adopted resolutions formalizing the nominations process.

The Chairman of the Board has the ongoing responsibility of assessing the effectiveness of the Board as a whole, the committees of the Board and the contribution of individual directors. Evaluation criteria include such factors as the attendance record of individual Board members and the effectiveness of their participation at Board meetings. Annually, the Chairman of the Board prepares and approves the list of nominees to be presented at the Annual Meetings of the Shareholders.

Term Limits

The Corporation has not adopted term limits for directors of the Corporation. The Board believes that the need to have experienced directors who are familiar with the business of the Corporation must be balanced with the need for renewal, fresh perspectives and a healthy skepticism when assessing management and its recommendations. In addition, as mentioned above the Board undertakes an assessment process that evaluates its effectiveness.

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While term limits can help ensure the Board gains fresh perspective, imposing this restriction means the Board would lose the contributions of longer serving directors who have developed a deeper knowledge and understanding of the Corporation over time. The Board believes that term limits have the disadvantage of losing the contribution of directors who have been able to develop, over a period of time, increasing insight into the Corporation and its operations and thereby provide an increasing contribution to the Board as a whole.

Board and Senior Management Diversity

The Corporation believes that an effectively functioning Board is critical to its success, and that its Board must have the flexibility to adopt director election and composition practices that suit its unique needs and circumstances. The Corporation seeks the most qualified persons, regardless of gender or other characteristics unrelated to expertise and performance. Accordingly, the Corporation does not have written policies or set targets with respect to representation of women on the Board or as members of its senior management team. Such policies, while well intended, may create arbitrary and technical impediments to the selection of the most qualified persons. This approach enables the Corporation to make decisions regarding the composition of its Board and senior management team based on what is in the best interests of the Corporation and its shareholders. The Corporation has no female executive officer and there are no women on the Board.

Short-Selling

Pursuant to the Corporation’s Insider Trading Policy, which is applicable to its directors, officers and other employees, no such person may engage in short-selling of the Corporation’s securities or any trading in exchange-traded options with respect to the Corporation’s securities. Any director or executive officer who wishes to enter into another type of hedging arrangement must consult with the Compliance Officer as legal restrictions and/or public disclosures may be required. In addition, margin loans using the Corporation’s securities and other pledges of such securities present the risk that the pledgee will foreclose and sell the securities at a time when the Corporation’s personnel are prohibited from trading, with possibly serious collateral consequences. For this reason, such an arrangement may be risky and should not be undertaken without the prior written approval of the Compliance Officer.

Compensation

The Board is responsible for establishing director and executive officer compensation and reviews such compensation at least as often as annually. The Board believes that directors should be fairly compensated for undertaking the responsibilities associated with serving as a director. At the same time, director compensation should be consistent with market practices generally. The Board delegates to the Compensation Committee responsibility for periodically assessing market practices for director and executive officer compensation. In addition, the Compensation Committee evaluates director compensation in the context of evaluating director recruitment and retention.

The Compensation Committee operates under a written charter adopted by the Board. The Compensation Committee is currently composed entirely of independent directors: Mr. Skolsky (Chair), Mr. Rallis and Dr. Islam. The Compensation Committee held five meetings in the fiscal year ending December 31, 2015.

In addition to director compensation, the Compensation Committee of the Board determines the compensation to be paid to Fennec’s executive officers and periodically reviews Fennec’s compensation structure to ensure that Fennec continues to attract and retain qualified and experienced individuals to Fennec’s management team and motivate these individuals to perform to the best of their ability and in Fennec’s best interests. Among other things, the Compensation Committee considers compensation levels of comparable positions in similarly sized organizations in the biotechnology industry. The Compensation Committee also administers the Stock Option Plan and approves new stock option grants.

Other Board Committees

The Board has created audit, compensation, and governance committees to ensure that the Board functions independently of management. It is also customary practice for directors (i) to regularly receive detailed information describing Fennec’s performance, and (ii) when necessary, to speak directly with management regarding additional information required on particular matters of interest. Moreover, directors have access to information independent of management through Fennec’s external auditors.

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Audit Committee

On behalf of the Board, the Audit Committee of the Board retains, oversees and evaluates Fennec’s independent auditors, reviews the financial reports and other financial information provided by Fennec, including audited financial statements, and discusses the adequacy of disclosure with management and the auditors. The Audit Committee also reviews the performance of the independent auditors in the annual audit and in assignments unrelated to the audit, assesses the independence of the auditors, and reviews their fees. The Audit Committee is also responsible for reviewing Fennec’s internal controls over financial reporting and disclosure.

The Audit Committee operates under a written charter adopted by the Board. Multilateral Instrument 52-110 – Audit Committees requires certain disclosures be cross-referenced with respect to the Audit Committee when soliciting proxies from Shareholders for the purpose of electing directors. The Corporation is relying on the exemption found in Part 7 of the Multilateral Instrument applicable to U.S. Listed Issuers. The Audit Committee met four times during the fiscal year ended December 31, 2015. As required by the rules of the SEC and Canadian securities laws, the Audit Committee is composed entirely of independent directors, each of whom the Board has determined is “financially literate” for purposes of the applicable laws: Mr. Rallis (Chair), Mr. Skolsky and Mr. Haigh. In addition, the Board has determined that Mr. Rallis qualifies as an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC. A copy of the Corporation’s Audit Committee Charter is included as Schedule “A-2” to this Circular.

Audit Committee Report

The Audit Committee has (1) reviewed and discussed the audited financial statements with management, (2) discussed with Deloitte LLP, our independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61, and (3) received the written disclosures and the letter from Deloitte LLP required by the Independence Standards Board Standard No. 1, and has discussed their independence with the independent registered public accounting firm. Based upon these discussions and reviews, the Audit Committee recommended to the Board that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 that we filed with the SEC on March 28, 2016.

Deloitte LLP served as our independent registered public accounting firm and audited our consolidated financial statements for the year ended December 31, 2015. Though the Audit Committee does not have formal pre-approval policies and procedures in place, it has pre-approved all of the services performed by Deloitte LLP as discussed below, as required by SEC regulation.

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Audit Fees

The following table presents the aggregate fees for professional services and other services rendered by our independent auditors, Deloitte LLP in fiscal year 2015 and 2014 (in US dollars):

	Fiscal Year 2015	Fiscal Year 2014
Audit Fees(1)	92,035	88,953
Audit-Related Fees(2)	-	-
Tax Fees(3)	4,845	8,570
All Other Fees(4)	8,104	-
Total	$104,984	$97,523

(1)	Audit Fees include fees for the standard audit work that needs to be performed each year in order to issue an opinion on the consolidated financial statements of the Corporation and to issue reports on the local statutory and regulatory financial statements. It also includes fees for services that can only be provided by the Corporation’s auditor such as auditing of non-recurring transactions.
(2)	Audit-Related Fees This category includes assurance and related services that are reasonably related to the performance of the audit or review and are traditionally performed by the independent accountant. These services likely include but are not limited to: employee benefit plan audits, accounting consultations and audits in connection with proposed or consummated acquisitions, special assignments related to internal control reviews, and attest services related to financial reporting that are not required by statute or regulation.
(3)	Tax Fees include fees for periodic tax consultations and compliance services in various local, regional and national tax jurisdictions.
(4)	All Other Fees include fees for products and services other than Audit Fees, Audit Related Fees and Tax Fees.

The Audit Committee does not have formal pre-approval policies and procedures; however, prior to the engagement by the registrant, the Audit Committee approved all of the services performed by Deloitte LLP as required by SEC regulation.

Submitted By:      THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Chris A. Rallis, Chair

Steven D. Skolsky

Adrian J. Haigh

Governance Committee

The Governance Committee of the Board develops, recommends and oversees the effectiveness of Fennec’s corporate governance guidelines. In addition, the Governance Committee oversees the orientation and education of directors and the process of evaluating the Board and its committees.

The Governance Committee of the Board is charged with nominating activities, including determining desired Board skills and attributes for directors, conducting appropriate and necessary evaluations of the backgrounds and qualifications of possible director candidates, and recommending director nominees for approval by the Board or the Shareholders.

The Governance Committee is currently composed three independent directors: Mr. Haigh (Chair), Dr. Islam and Mr. Skolsky. The Governance Committee held six meetings in the fiscal year ended December 31, 2015.

Retention of Outside Advisors

Fennec’s Corporate Governance Guidelines provide that the Board, each Board committee, the Chairman and the Lead Independent Director, on behalf of the independent directors as a group, shall have the authority to hire legal, accounting, financial or other advisors as they may deem necessary in their best judgment, without the need to obtain the prior approval of any officer of the Corporation. The Corporation will arrange for payment of the invoices of any such third party.

Section 16(a) Beneficial Ownership Reporting Compliance

We currently do not have any securities registered under Section 12 of the Exchange Act, as amended. Accordingly, our directors, officers, and stockholders beneficially owning more than 10% of our common stock are not required to comply with the reporting requirements of Section 16(a) of the Exchange Act.

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SHAREHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

The BCBCA permits certain eligible shareholders of the Corporation to submit shareholder proposals to the Corporation, which proposals may be included in a management proxy circular relating to an annual meeting of shareholders. Shareholders having proposals that they desire to present at the next year’s annual meeting of shareholders should, if they desire that such proposals be included in the Corporation’s proxy circular relating to such meeting, submit such proposals in time to be received by Fennec not later than February 28, 2017. To be so included, all such submissions must comply with the requirements of the SEC’s Rule 14a-8 and you should pay close attention to that rule. Proposals should be mailed to the Secretary at Fennec Pharmaceuticals Inc., PO Box 13628, 68 TW Alexander Drive, Research Triangle Park, NC 27709.

ADDITIONAL INFORMATION

Financial information for the financial year ended December 31, 2015 is provided in the Corporation’s consolidated financial statements and management’s discussion and analysis (“MD&A”), which are included in the Annual Report. Security holders who wish to be added to the mailing list for the annual and interim financial statements and MD&A should complete the appropriate sections of the proxy or contact the undersigned at PO Box 13628, 68 TW Alexander Drive, Research Triangle Park, North Carolina 27709.

The Corporation’s Annual Report on Form 10-K for the fiscal period ended December 31, 2015 (including the consolidated financial statements and MD&A) and other information relating to the Corporation is available on SEDAR at www.sedar.com and at www.sec.gov.

APPROVAL OF THE BOARD OF DIRECTORS

The contents of this Circular and its sending to Shareholders have been approved by the Board of Directors.

DATED at Research Triangle Park, North Carolina this 9th day of May, 2016.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Rostislav Raykov

Rostislav Raykov

Chief Executive Officer

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SCHEDULE “A-1”

FENNEC PHARMACEUTICALS INC.

Mandate of the Board of Directors

A.	Responsibilities

The Board of Directors (the “Board”) of Fennec Pharmaceuticals Inc. (the “Company”) is responsible for the stewardship of the Company. All directors shall act honestly and in good faith with a view to the best interests of the Company and exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

The Board retains plenary authority and power to do all lawful acts and things as are not by law or otherwise directed or required to be exercised or done by the shareholders of the Company or in some other manner. In carrying out its responsibilities, the Board of Directors (or the committees of the Board of Directors duly constituted by the Board of Directors to the extent such delegation is permitted by law and is specifically made by the Board of Directors) shall have the following specific responsibilities:

1.	the adoption of a corporate strategic plan that includes the periodic review and approval of business plans, which take into account, among other things, the opportunities and risks of the business;

2.	the identification of the principal risks of the Company’s business and ensuring the implementation of appropriate systems to manage these risks;

3.	the adoption of processes for succession planning, the periodic review of succession plans for key members of senior management, including the Chief Executive Officer (the “CEO”), and the appointment and training of, and monitoring the performance and compensation of senior management, including officers of the Company;

4.	the adoption of a communications policy and the periodic review of such policy;

5.	the establishment of adequate systems of internal controls and management information systems;

6.	the adoption of corporate governance guidelines or principles applicable to the Company, including with respect to: (i) the size and composition of the Board; (ii) the orientation of new directors; (iii) the provision of continuing education to directors; (iv) the compensation and tenure of directors; (v) the periodic assessment (at least annually) of the performance of the Board, its committees and directors, this Mandate, the Charter for each committee of the Board; and (vi) the position description(s) applicable to each individual director, as well as the competencies and skills each individual director is expected to bring to the Board;

7.	the oversight of the maintenance by management of practices and processes to ensure compliance with applicable laws and appropriate ethical standards, including the adoption by management of corporate policies and procedures and the adoption of a written code of business conduct and ethics applicable to directors, officers and employees of the Company containing standards that are reasonably designed to deter wrongdoing;

8.	to the extent feasible, satisfying itself as to the integrity of the CEO and other senior officers and that the CEO and other senior officers create a culture of integrity throughout the Company;

9.	the submission of matters or questions requiring the approval of shareholders to the shareholders for approval;

10.	the approval of the submission to the shareholders of any amendment to the articles of the Company or the approval of any adoption, amendment or repeal of any articles or bylaws of the Company;

11.	the recommendation of candidates for election or appointment to the Board of Directors, including the review of nominations recommended by shareholders;

12.	the approval of the annual objectives of the Company and the Chief Executive Officer, and the assessment of the performance of the Company and the Chief Executive Officer against the approved objectives;

13.	the approval of an annual operating budget for the Company and its subsidiaries on a consolidated basis;

14.	the authorization of the issuance of securities of the Company as required in accordance with applicable laws;

15.	the declaration of dividends on shares of the Company or the approval of the purchase, redemption or other acquisition of shares issued by the Company as required in accordance with applicable laws;

16.	the oversight of the reliability and integrity of accounting principles and practices followed by management, financial statements and other financial reporting, and disclosure practices followed by management;

17.	the oversight of the qualifications and independence of the independent auditors of the Company and the approval of the terms of their audit and non-audit service engagements as required in accordance with applicable laws and the requirements of any stock exchanges on which the Company lists its securities and of securities regulatory authorities, as adopted or in force or amended from time to time, and the assessment of the performance of the independent auditors, the filling of a vacancy in the office of the independent auditor between shareholders' meetings, and the recommendation of the annual appointment or, if appropriate, the removal, of the independent auditors of the Company to the shareholders of the Company for their approval in accordance with applicable laws;

18.	the approval of the annual audited consolidated financial statements of the Company and, as required in accordance with applicable laws, the approval of the quarterly unaudited consolidated financial statements of the Company and overview of the accounting principles and practices followed by management;

19.	the approval of prospectuses, annual information forms, annual reports on Form 20-F, 40-F or 10-K or other applicable form, as the case may be, and proxy circulars and proxy statements sent to shareholders of the Company and the review of managements' discussion and analyses of financial condition and results of operations, and other material disclosure documents as determined by the Board of Directors from time to time;

20.	the establishment and periodic review of the Company’s measures for receiving feedback from security holders;

21.	the development of clear position descriptions for directors, including the Chair of the Board, a “Lead Independent Director” and the chair of each board committee; and, together with the CEO, a clear position description for the CEO, which includes delineating management’s responsibilities;

22.	the oversight of the management of environmental risks and practices, charitable activities and other social responsibility matters; and

23.	to the extent not otherwise referred to above, the review and approval of all proposed transactions and matters described below under the heading “B. Decisions Requiring Prior Approval of the Board”

and, where applicable, in accordance with the requirements of the Canada Business Corporations Act, the stock exchanges on which the Company lists its securities and securities regulatory authorities, as adopted or in force or amended from time to time.

In discharging its duties and responsibilities, the Board of Directors is expected to be fully diligent in its oversight to avoid fraud or abuse. Accordingly, the Board may conduct such examinations, investigations or inquiries, and engage such special legal, accounting or other advisors, at the expense of the Company, at such time or times and on such terms and conditions as the Board of Directors considers appropriate.

B.	Decisions Requiring Prior Approval of the Board

In addition to such other approvals as required by applicable law or the stock exchanges on which the Company lists its securities and securities regulatory authorities, the Board (or the committees of the Board duly constituted by the Board to the extent such delegation is permitted by law and is specifically made by the Board of Directors) shall review and approve:

1.	the strategic plan, financial plans and operating budget of the Company on at least an annual basis;

2.	the quarterly and annual financial statements of the Company;

3.	all material capital expenditures not part of the approved operating budget, all mergers and acquisitions, and all material investments and dispositions of the Company;

4.	all material borrowings and banking arrangements of the Company;

5.	all financing by the Company including the issuance of debt, equity and derivative instruments; for greater certainty, this includes the approval of all off-balance sheet financings by the Company or by special purpose entities or affiliates;

6.	the purchase and redemption of securities;

7.	any changes to the articles or by-laws of the Company;

8.	the hiring and, if necessary, the termination of the Chief Executive Officer;

9.	the compensation paid to senior management and directors, including the issuance of stock options and non – arms length consulting arrangements;

10	any other material matters outside the ordinary course of the Company's business including all major strategic and policy decisions; and

11.	any other matter specified by the Board as requiring its approval.

C.	Expectations of Management.

The CEO, through the Senior management, is responsible for the day-to-day operations of the Company and for providing the Board, directly or through the Chair of the Board, the appropriate committee or the Lead Independent Director, with timely, complete and accurate information on such operations. The Board expects management to propose and, after Board approval, implement the Company's strategic plan and to be accountable for the Company's financial and competitive performance. The Board expects the Company's resources to be managed in a manner consistent with enhancing the value of the Company and with consideration for ethics and corporate social responsibility.

The Board may request that certain members of senior management attend all or any portion of a Board or committee meeting and may schedule presentations by managers who can provide additional insight based on their personal involvement in the matter or their particular expertise. Each director shall have complete access to any member of senior management. The Chief Financial Officer and the General Counsel of the Company shall each have access to meet separately with the Audit Committee and Governance Committee respectively, the Chairman and Lead Independent Director.

The Board may reasonably rely on the information provided to them by the Company’s senior management personnel and outside advisors and auditors.

D.	Measures for Receiving Shareholder Feedback

The Company has developed a Disclosure Policy to facilitate consistent disclosure practices aimed at informative, timely and broad dissemination of material information to the market in compliance with applicable securities laws and the rules and policies of any exchange on which the Company’s securities are listed. The Disclosure Policy Committee established under the Disclosure Policy is responsible for overseeing and monitoring communications with, and responses to inquiries from, both institutional and individual investors and the financial community consistent with the objectives of the Company’s Disclosure Policy.

Company spokespersons as appointed by the Disclosure Policy Committee from time to time are available to shareholders by telephone, fax and e-mail and the Company maintains up-to-date material of interest to shareholders and investors on the Company’s web site at www.Fennec.com.

E.	General.

The Board of Directors shall review and assess the adequacy of the mandate of the Board on an annual basis.

Nothing in this Mandate is intended, or may be construed, to impose on any member of the Board a standard of care or diligence that is in any way more onerous or extensive than the standard required by law.

SCHEDULE “A-2”

FENNEC PHARMACEUTICALS INC.

Audit Committee Charter

Purpose

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Fennec Pharmaceuticals Inc. (together with its subsidiaries, the “Company”) is to:

•	Assist the Board in fulfilling its responsibility to oversee the Company’s accounting and financial reporting processes and audits of the Company’s financial statements;

•	Review the financial reports and other financial information provided by the Company, the Company’s disclosure controls and procedures, and its internal accounting and financial controls;

•	Assume direct responsibility for the appointment, compensation, retention (and where appropriate, replacement), and oversight of the work of the outside auditor in preparing or issuing an audit report or related work;

•	Oversee the independence of the outside auditor and approve all auditing services and permitted non-audit services provided by the outside auditor;

•	Receive direct reports from the outside auditor and resolve any disagreements between management and the outside auditor regarding financial reporting; and

•	Carry out the specific responsibilities set forth below in furtherance of this stated purpose.

Committee Membership and Procedures

Committee members shall be appointed by the Board. The Chair of the Board shall designate one member of the Committee as its Chair.

The Committee shall be comprised of at least three directors, all of whom shall satisfy the independence requirements under applicable laws or regulations, including the Toronto Stock Exchange Governance Guidelines, the U.S. Securities and Exchange Commission (the “SEC”) and the American Stock Exchange or NASDAQ rules (the “Independence Rules”) and:

•	Have no relationship to the Company that may, in the view of the Board, interfere with the exercise of their independent judgment;

•	Do not receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company, other than in the member’s capacity as a member of the Board or any of its committees;

•	Are not “affiliated persons” (as defined by applicable law or regulation) of the Company or any subsidiary, other than as members of the Board or any of its committees; and

•	Are able to read and understand fundamental financial statements in accordance with the applicable requirements of the U.S. and Canadian security regulators (including pursuant to MI 52-110), the American Stock Exchange or NASDAQ, and the Toronto Stock Exchange;

provided that if the circumstances warrant, the Board may designate a non-independent member of the Committee to the extent permitted by the Independence Rules.

In addition, at least one member of the Committee (i) should, unless the circumstances warrant otherwise, have sufficient accounting or related financial management expertise and experience to be designated an “audit committee financial expert” (as that term is defined by the SEC) and (ii) shall have sufficient expertise and experience to satisfy any other applicable requirements of MI 52-110, the American Stock Exchange or NASDAQ and the Toronto Stock Exchange regarding financial sophistication.

The Committee shall meet not less often than quarterly and shall conduct its meetings in accordance with this Charter, the procedures of the Board set forth in the by-laws for the Board’s meetings, and such other procedures as the Committee may adopt.

Resources and Authority

In discharging its oversight role, the Committee is granted all responsibilities and authority required by MI 52-110 and SEC Rule 10A-3, including without limitation the authority to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the authority to engage independent legal, accounting or other advisors to obtain such advice and assistance as the Committee determines necessary to carry out its duties. The Committee may request any officer or employee of the Company or the Company's outside counsel to attend a meeting of the Committee or to meet with any member of, or consultants to, the Committee.

The Company shall provide the Committee all appropriate funding, as determined by the Committee, for payment of compensation to any such advisors and any outside auditor, as well as for any ordinary administrative expenses of the Committee that it determines are necessary or appropriate in carrying out its responsibilities.

Key Responsibilities

The Committee’s role is one of oversight, and it is recognized that the Company’s management is responsible for preparing the Company’s financial statements and that the outside auditor is ultimately accountable to the Board and the Committee, as representatives of the stockholders, and is responsible for auditing those financial statements.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight role. The functions are set forth as a guide and may be varied and supplemented from time to time as appropriate under the circumstances.

Appointment of Outside Auditor. The Committee shall have direct responsibility for the appointment, compensation, retention (and where appropriate, replacement), and oversight of the work of any registered public accounting firm selected to be the Company’s outside auditor for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

Appointment and Performance Evaluation of Chief Financial Officer and Internal Auditor. The Chair of the Committee shall participate in the identification of candidates for the positions of Chief Financial Officer and Lead of the Company’s internal auditing function, if any, and shall advise management with respect to the decision to hire a particular candidate.

Disclosure Controls and Procedures. The Committee shall review periodically with management the quality and adequacy of the Company’s disclosure controls and procedures. The Committee must be satisfied that adequate procedures are in place for the review of the Company’s public disclosure of financial information extracted or derived from the Company’s financial statements and must periodically assess the adequacy of those procedures.

Internal Controls. The Committee shall discuss periodically with management and the outside auditor the quality and adequacy of the Company’s internal controls and internal auditing procedures, if any, including any significant deficiencies in the design or operation of those controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls, and discuss with the outside auditor how the Company’s financial systems and controls compare with industry practices.

Accounting Policies. The Committee shall review periodically with management and the outside auditor the quality, as well as acceptability, of the Company’s accounting policies, and discuss with the outside auditor how the Company’s accounting policies compare with those in the industry and all alternative treatments of financial information within U.S. and Canadian generally accepted accounting principles that have been discussed with management, the ramifications of use of such alternative disclosures and treatments and the treatment preferred by the outside auditor.

Pre-approval of All Audit Services and Permitted Non-Audit Services. The Committee shall approve, in advance, all audit services and all permitted non-audit services to be provided to the Company by the outside auditor; provided that any non-audit services performed pursuant to an exception to the pre-approval requirement permitted under applicable laws shall not be deemed unauthorized.

Annual Audit. In connection with the annual audit of the Company’s financial statements, the Committee shall:

•	request from the outside auditor a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard No. 1 and such other requirements as may be established by the Public Company Accounting Oversight Board, discuss with the outside auditor any such disclosed relationships and their impact on the outside auditor’s objectivity and independence, and take appropriate action to oversee the independence of the outside auditor.

•	approve the selection and the terms of the engagement of the outside auditor.

•	review with management and the outside auditor the audited financial statements to be included in the Company’s Annual Report filed on the System for Electronic Document Analysis and Retrieval (“SEDAR”) and with the SEC, and review and consider with the outside auditor the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61.

•	review with management and the outside auditor any press releases in respect of the audited financial statements before the Company first publicly discloses this information.

•	perform the procedures set forth below in “Financial Reporting Procedures” with respect to the annual financial statements to be reported.

•	review with management and the outside auditor the Company’s critical accounting policies and practices.

•	recommend to the Board whether, based on the reviews and discussions referred to above, the annual financial statements should be included in the Company’s Annual Report filed on SEDAR and with the SEC.

Interim Reports. In connection with the Company’s preparation of its interim financial information to be included in the Company’s Quarterly Reports filed on SEDAR and filed with the SEC, the Committee shall:

•	review with the outside auditor the Company’s interim financial information and the matters required to be discussed by SAS No. 61.

•	perform the procedures set forth below in “Financial Reporting Procedures” with respect to the interim financial information to be reported.

•	by action of a majority of the Committee or through the Committee Chair, review with the outside auditor, prior to filing, the Company’s interim financial information to be included in the Company’s Interim Reports filed on SEDAR and filed with the SEC.

•	by action of a majority of the Committee or through the Committee Chair, review with the outside auditor any interim press releases in respect of the interim financial statements before the Company first publicly discloses this information.

Financial Reporting Procedures. In connection with the Committee’s review of each reporting of the Company’s annual or interim financial information, the Committee shall:

•	discuss with the outside auditor whether all material correcting adjustments identified by the outside auditor in accordance with U.S. and Canadian generally accepted accounting principles and the rules of the SEC and CSA are reflected in the Company’s financial statements.

•	review with the outside auditor all material communications between the outside auditor and management, such as any management letter or schedule of unadjusted differences.

•	review with management and the outside auditor any material financial or other arrangements of the Company which do not appear on the Company’s financial statements and any transactions or courses of dealing with third parties that are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and which arrangements or transactions are relevant to an understanding of the Company’s financial statements.

•	resolve any disagreements between management and the outside auditor regarding financial reporting.

Hiring Policies. The Committee shall review and approve the Company’s hiring policies regarding partners, employees and former partners and employees of the present and any former outside auditors.

Charter. The Committee shall review and reassess at least annually the adequacy of this Charter and recommend any proposed changes to the Board for approval.

Reports. The Committee shall report its activities to the full Board on a regular basis and make such recommendations to the Board with respect to the above and other matters as the Committee deems necessary or appropriate. The Committee shall also prepare and submit to the appropriate authority or body any other report required by applicable law or regulation.

Complaint Procedures

Any issue of significant financial misconduct shall be brought to the attention of the Committee for its consideration. In this connection, the Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

SCHEDULE “B”

FENNEC PHARMACEUTICALS INC.

AMENDED AND RESTATED STOCK OPTION PLAN

PLAN DESCRIPTION

1.	Purpose of the Plan

The purpose of the Fennec Pharmaceuticals Inc. Amended and Restated Stock Option Plan is to develop the interest and incentive of eligible employees, directors and other service providers of FENNEC PHARMACEUTICALS INC. (the "Company"), in the Company's growth and development by providing incentives (thereby advancing the interests of the Company, enhancing the value of the Common Shares for the benefit of all the shareholders and increasing the ability of the Company to attract and retain skilled and motivated individuals in the service of the Company):

(a) to Employees of the Company, or its parent (if any) or any of its present or future subsidiaries (collectively, "Related Corporations"), by providing them with opportunities to purchase Common Shares (as defined below) of the Company pursuant to options granted hereunder that qualify as "incentive stock options" ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended, or any successor statute (the "Code"); and

(b) to Directors, Employees and Service Providers of the Company and Related Corporations by providing them with opportunities to purchase Common Shares pursuant to options granted hereunder that do not qualify as ISOs (Nonstatutory Stock Options, or "NSOs").

Both ISOs and NSOs are referred to hereafter individually as "Options". As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation", respectively, as those terms are defined in Section 424 of the Code.

This Plan was first adopted by the Board on March 18, 2005 (the "Effective Date").

2.	Definitions

In this Plan:

(a)	"Board" means the board of directors of the Company;

(b)	"Committee" means the appropriate compensation committee, if any, appointed by the Board of Directors to administer the Plan;

(c)	"Common Shares" means the Common Shares of the Company or, in the event of an adjustment contemplated in Section 8 hereof, such other securities to which a Participant may be entitled upon the exercise of an Option as a result of such adjustment;

(d)	"Date of Grant" means the date a Participant is granted an Option to purchase Option Shares;

(e)	"Director" means a person occupying the position of director on the Board of the Company or any Related Corporation;

(f)	"Employee" means a full time employee of the Company or any Related Corporation;

(g)	"Exchange" means the Toronto Stock Exchange or, if the Common Shares are not then listed and posted for trading on the Toronto Stock Exchange, on such stock exchange or quotation system on which such shares are listed, posted for trading or quoted as may be selected by the Committee.

(h)	"Exercise Date" means the date the Company receives from the Participant a completed Stock Option Purchase Form with payment for the Option Shares being purchased;

(i)	"Fair Market Value" at any date in respect of the Common Shares is the fair value of the Common Shares as determined by the Committee in its sole discretion. If, at the time an Option is granted under the Plan, the Common Shares are publicly traded and listed on the Exchange or the American Stock Exchange, "Fair Market Value" shall be equal to the closing price of the Common Shares on the Exchange or the American Stock Exchange on the trading day immediately preceding the Date of Grant; provided that if the Common Shares are then traded on the American Stock Exchange or on the Nasdaq National Market or the Nasdaq SmallCap Market, "Fair Market Value" shall, if the Common Shares are not then listed on the Exchange or the American Stock Exchange or otherwise if so determined by the Committee in its sole discretion, be equal to the closing sale price for such stock on such exchange or market trading day immediately preceding the Date of Grant.

(j)	"Option Price" means the price per share at which a Participant may purchase Option Shares;

(k)	"Option Shares" means the Common Shares of the Company which a Participant is entitled to purchase under the Plan;

(l)	"Participants" means Directors, Employees and Service Providers to whom Options are granted pursuant to the Plan;

(m)	"Plan" means the Fennec Pharmaceuticals Inc. Stock Option Plan, as the same may be amended and restated from time to time;

(n)	"Service Provider" means any person other than an Employee or Director, engaged to provide ongoing management, advisory or consulting services for the Company or a Related Corporation;

(o)	"Stock Option Agreement" means (i) prior to March 18, 2005, the stock option agreement to be entered into between the Company and a Participant in the form of Appendix "A" and (ii) after such date, the stock option agreement to be entered into between the Company and a Participant in the form of Appendix "C"; and

(p)	"Vesting Period" means the period(s) as stipulated herein or in the Stock Option Agreement that the Participant may purchase the Option Shares.

3.	Eligibility and Number of Option Shares Subject to Plan

Participation in the Plan shall be limited to Participants who are designated from time to time by the Committee. ISOs may be granted to any Employee resident in the United States. Those officers of the Company who are not employees may not be granted ISOs under the Plan. NSOs may be granted to any Director, Employee or Service Provider. Participation shall be voluntary and the extent to which any Participant shall be entitled to participate in the Plan shall be determined by the Committee. Until changed in accordance with Section 16, the maximum number of shares issuable under this Plan shall be that number of Common Shares representing twenty-five percent (25%) of the total number of all issued and outstanding Common Shares from time to time, subject to adjustment in accordance with Section 8. Granting of any Option to any individual or entity shall neither entitle that individual or entity to, nor disqualify him or her from, participation in any other grant of Options. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any shares issued pursuant to Options, the unpurchased shares subject to such Options and any shares so reacquired by the Company shall again be available for grants of Options under the Plan.

The selection of a Director or an officer who is a Reporting Person (as the terms "director" and "officer" are defined for purposes of Rule 16b-3) as a recipient of an Option, the timing of the Option grant, the exercise price, if any, of the Option and the number of shares subject to the Option shall be determined either (i) by the Board, or (ii) by a committee of the Board that is composed solely of two or more Non-Employee Directors having full authority to act in the matter. For the purposes of the Plan, a director shall be deemed to be a "Non-Employee Director" only if such person is defined as such under Rule 16b-3(b)(3), as interpreted from time to time.

No fractional shares may be purchased or issued hereunder.

4.	Price for Shares; ISO Limitations

The Committee shall advise each Participant, as applicable, of the number of shares subject to such Participant's Option, the Option Price at which Option Shares may be purchased and the Vesting Period applicable to the Option. The Option Price at which the Option Shares may be purchased under the Plan shall be fixed by the Committee based upon the Fair Market Value of the Common Shares. The Committee may impose, in its discretion, performance thresholds which will need to be met prior to vesting of any Options granted.

The price per share specified in the Stock Option Agreement relating to each ISO granted under the Plan shall not be less than the Fair Market Value of the Common Shares on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than 110% of the fair market value per Common Share on the date of the grant.

To the extent that the aggregate Fair Market Value of the Common Shares (determined at the time an ISO is granted) for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceeds US$100,000; or such higher value as permitted under Code Section 422 at the time of determination, such Options will be treated as NSOs, provided that this Section shall have no force or effect to the extent that its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to Section 422 of the Code. The rule of this Section shall be applied by taking Options in the order in which they were granted.

5.	Exercise

Options granted under the Plan must be exercised within a period of up to eight (8) years as determined by the Committee from the Date of Grant, failing which the Option shall expire; provided that, if the end of such period for any vested Option falls on, or within nine (9) trading days immediately following, a date upon which the Participant is prohibited from exercising such Option due to a black-out period or other trading restriction imposed by the Company, then the expiry date of such Option shall be automatically be the tenth (10th) trading day following the date the relevant black-out period or other trading restriction imposed by the Company is lifted, terminated or removed Notwithstanding, Options granted under the Plan shall expire five (5) years from the Date of Grant in the case of ISOs granted to an employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporation. Unless otherwise determined by the Committee and specifically set forth in the Stock Option Agreement, the Vesting Periods during which Options or a portion thereof vest and may be exercised by the Participant shall be as follows:

one-third of the Option may be exercised after the first anniversary of the date of grant;

one-third of the Option may be exercised after the second anniversary of the date of grant; and

one-third of the Option may be exercised after the third anniversary of the date of grant.

Notwithstanding such vesting period or that certain vesting period set forth in the Stock Option Agreement, the Committee may, in its sole discretion, by written notice to any Participant, accelerate the vesting of all or any of the Options such that the Options become immediately fully vested. In such circumstances, the Committee may by written notice compel the Participant to exercise the Options within 30 days of the date of such written notice to exercise, failing which the Participant's right to purchase such Option Shares lapses.

The Committee in its discretion may require that the exercise of an Option shall be conditional on the Participant making any representations and warranty to the Company as may be required under applicable laws or regulations.

6.	Payment

Except as otherwise provided in this Plan or the instrument evidencing the Option, an Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address to the attention of its Corporate Secretary. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the exercise price therefor, if any, payable as follows (a) in Canadian or United States dollars in cash, check or money order, or (b) at the discretion of the Committee, by delivery of a notice that the grantee has placed a market sell order with a broker with respect to Common Shares then issuable upon exercise of the Option and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of the sale or (c) at the discretion of the Committee, by any combination of (a) and (b) such other consideration and method of payment for the issuance of shares to the extent permitted by applicable law or the Plan. Notwithstanding, with regard to Options granted before March 18, 2005, such notice shall be in the form attached hereto as Appendix "B." If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clause (b) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question and such exercise shall also be governed by any terms set forth in the written agreement evidencing the grant of the Option.

7.	Share Certificates

Upon exercise of an Option and payment in full of the purchase price, the Company shall cause to be delivered to the Participant within a reasonable period of time a duplicate certificate or certificates in the name of the Participant representing the number of Common Shares the Participant has purchased.

8.	Adjustment in Shares

In the event of any subdivision, redivision or change of the Common Shares of the Company at any time prior to the expiration of the Option into a greater number of shares, the Company shall deliver at the time of any exercise thereafter of the Option such additional number of shares as would have resulted from such subdivision, redivision or change if such exercise of the Option hereby granted had been prior to the date of such subdivision, redivision or change. In the event of any consolidation or change of the Common Shares of the Company at any time prior to the expiration of the Option into a lesser number of shares, the number of shares deliverable by the Company on any exercise thereafter of the Option shall be reduced to such number of shares as would have resulted from such consolidation or change if such exercise of the Option hereby granted had been prior to the date of such consolidation or change. In all such cases, any Option Price shall also be adjusted accordingly. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to the Option.

In the event of a proposed Change in Control (as defined below) of the Company, the Company shall give written notice thereof to each Participant holding Options under the Plan and such Participants shall be entitled to exercise all or a portion of the Option granted to such Participants, whether or not such Option has previously vested, within the 30 days period following the giving of such notice. To the extent the proposed Change in Control is not completed in a reasonable time, the Company may purchase at the Option Price the Option Shares acquired by the Participant pursuant to Options which would not have vested but for the acceleration of the Vesting Period as set forth in the preceding sentence. Upon the expiration of such 30 day period, all unexercised Options shall terminate and cease to have any further force and effect. “Change of Control” shall mean the acquisition (at one time or over a period of time) of shares of the Company or of securities (“Convertible Securities”) convertible into, exchangeable for or representing the right to acquire shares of the Company as a result of which a person, group of persons or persons acting jointly or in concert, or persons associated or affiliated within the meaning of the Canada Business Corporation Act with any such person, group of persons or persons acting jointly or in concert (collectively, the “Acquirors”), beneficially own shares of the Company and/or Convertible Securities that would entitle the holders thereof to cast more than 50% of the votes attaching to all shares in the capital of the Company that may cast to elect directors of the Company (assuming the conversion, exchange or exercise of Convertible Securities beneficially owned by the Acquirors). For the avoidance of doubt, a Change of Control shall not include a reverse takeover or other reorganization whereby the holders of shares and Convertible Securities of the Company immediately prior to such transaction beneficially own, following the completion of the transaction, shares of the parent or surviving corporation that would entitle the holders thereof to cast more than 50% of the votes attaching to all shares in the capital of such parent or surviving corporation that may cast to elect directors of such parent or surviving corporation. In the event of Change in Control of the Company, the Participant irrevocably agrees that any shares owned by him/her at the time of such Change in Control shall be tendered for sale in accordance with the terms of such Change in Control.

In the event of a transaction, including without limitation, a recapitalization or reorganization of the Company (other than a transaction described in the preceding paragraph) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding Common Shares, an optionee or grantee upon exercising an Options shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised the Option immediately prior to such recapitalization or reorganization.

In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

9.	Termination Of Participant For Any Reason

In the event that a Employee's employment is terminated for any reason, a Director shall cease to be a Director for any reason or a Service Provider ceases to provide services to the Company or a Related Corporation (and such person is a Participant), the Participant or the Participant's legal representative, as the case may be, may elect to exercise any Option held by him or her (to the extent of the number of shares with respect to which he or she could have exercised it on the date of termination) at any time during the 30 day period following the date of such termination of employment or position on the Board or termination of services of a Service Provider (the "Participant Termination Date"), or if specifically approved by the Board, at any time prior to the earlier of (x) the expiration date thereof, or (y) the date that is three (3) years following the Participant Termination Date, provided, however, in the event the grantee exercises any ISO after the date that is three months following the Participant Termination Date, such ISO will automatically be converted into an NSO subject to the terms of the Plan. If the Participant fails to exercise such Option prior to the Participant Termination Date (or such later date as specifically approved by the Board), such Option shall terminate. For the purposes of this Plan, the transfer of the Employee's employment to the Company or to Related Corporation shall not be considered a termination of employment and the Employee's rights under an Option shall be the same as if such transfer had not occurred. For purposes of this Plan, a change in status from Employee to Service Provider, or from Service Provider to Employee, will not constitute a termination of employment, provided that a change in status from an Employee to Service Provider may cause an ISO to become an NSO under the Code.

10.	Transfer and Assignment

The Participant's rights under Options granted under the Plan are not assignable or transferable by the Participant or subject to any other alienation, sale, pledge or encumbrance by such Participant during the Participant's lifetime and therefore the Options are exercisable during the Participant's lifetime only by the Participant. The obligations of each Participant shall be binding on his or her heirs, executors and administrators.

11.	Employment and Board of Directors Position Non-Contractual

The granting of an Option to a Participant under the Plan does not confer upon the Participant any right to continue in the employment of the Company or any Related Corporation or as a member of the Board or as a Service Provider, as the case may be, nor does it interfere in any way with the rights of the Employee or of the Company's rights to terminate the Employee's employment at any time or of the shareholders' right to elect Directors.

12.	Rights As Shareholders

Participants shall not have any rights as a shareholder with respect to Options until exercise and full payment has been made to the Company and a share certificate or share certificates have been duly issued.

13.	Administration Of The Plan

The Plan shall be administered by (i) the Board or (ii) the Committee. The appointment of the members of, and the delegation of powers to, the Committee by the Board shall be consistent with applicable laws and regulations (including, without limitation, the Code, Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule thereto ("Rule 16b-3"), and any applicable state law (collectively, the "Applicable Laws")). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws. Any determination with regard to the Plan by the Committee shall be final and conclusive on all persons affected thereby unless otherwise determined by the Board. The day-to-day administration of the Plan may be delegated to such officers and Employees as the Committee shall determine.

Subject to ratification of the grant or authorization of each Option by the Board (if so required by an Applicable Law), and subject to the terms of the Plan, if applicable,, the Committee, if so appointed, shall have the authority, in its discretion, to:

(i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under Section 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the classes of individuals and entities eligible under Section 3 to receive NSOs) to whom NSOs may be granted;

(ii) determine the time or times at which Options may be granted (which may be based on performance criteria);

(iii) determine the number of Common Shares subject to any Option granted by the Committee;

(iv) determine the Option Price, which price shall not be less than the minimum price specified in Section 4 hereof, as appropriate;

(v) determine whether each Option granted shall be an ISO or NSO;

(vi) determine (subject to Section 5) the time or times when each Option shall become exercisable and the duration of the exercise period;

(vii) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options and the nature of such restrictions, if any;

(viii) approve forms of agreement for use under the Plan;

(ix) accelerate vesting on any Option or to waive any forfeiture restrictions, or to waive any other limitation or restriction with respect to an Option;

(x) reduce the exercise price of any Option if the fair market value of the Common Shares covered by such Option shall have declined since the date the Option was granted, subject to prior approval of the Exchange, if applicable;

(xi) institute a program whereby outstanding Options can be surrendered in exchange for Options with a lower exercise price, subject to prior approval of the Exchange and/or shareholders of the Company, if applicable;

(xii) modify or amend each Option (subject to Section 5) including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for by terms of the Plan or the Option, subject to prior approval of the Exchange and/or shareholders of the Company, if applicable;

(xiii) construe and interpret the Plan and Options granted hereunder and prescribe and rescind rules and regulations relating to the Plan; and

(xiv) make all other determinations necessary or advisable for the administration of the Plan.

If the Committee determines to issue a NSO, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

The Committee may select one of its members as its chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, approved in person at a meeting or in writing, shall be the valid acts of the Committee. All references in this Plan to the Committee shall mean the Board if no Committee has been appointed. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members thereof and thereafter directly administer the Plan.

Those provisions of the Plan that make express reference to Rule 16b-3 shall apply to the Company only at such time as the Company's Common Shares are registered under the Exchange Act, and then only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

To the extent that Options are to be qualified as "performance-based" compensation within the meaning of Section 162(m) of the Code, the Plan shall be administered by a committee consisting of two or more "outside directors" as determined under Section 162(m) of the Code.

The Committee, with the consent of any Participant, may in its discretion take such actions as may be necessary to convert a Participant's ISOs (or any instalments or portions of instalments thereof) that have not been exercised on the date of conversion into NSOs at any time prior to the expiration of such ISOs. These actions may include, but not be limited to, accelerating the exercisability, extending the exercise period or reducing the exercise price of the appropriate instalments of optionee's Options. At the time of such conversion, the Committee (with the consent of the optionee) may impose these conditions on the exercise of the resulting NSOs as the Committee in its discretion may determine, provided that the conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's ISOs converted into NSOs, and no conversion shall occur until and unless the Committee takes appropriate action.

14.	Notices

All written notices to be given by the Participant to the Company may be delivered personally or by registered mail, postage prepaid, addressed as follows:

Fennec Pharmaceuticals Inc.

PO Box 13628, 68 TW Alexander Drive

Research Triangle Park, North Carolina 27709

Attention: Corporate Secretary

Any notice given by the Participant pursuant to the terms of the Option shall not be effective until actually received by the Company at the above address. Any notice to be given to the Participant shall be sufficiently given if delivered personally or by postage prepaid mail to the last address of the Participant on the records of the Company and shall be effective seven days after mailing.

15.	Corporate Action

Nothing contained in the Plan or in any agreement evidencing an Option shall be construed so as to prevent the Company or any Related Corporation from taking corporate action which is deemed by the Company or the Related Corporation to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan.

16.	Amendments

The Board shall have the right, in its sole discretion, to amend, suspend or terminate this Plan or any portion thereof at any time, in accordance with applicable legislation, without obtaining the approval of shareholders; provided that any amendment to any provision of the Plan will be subject to any required regulatory approval and the provisions of applicable law, if any, that require the approval of shareholders. Notwithstanding the foregoing, the Company will be required to obtain the approval of the shareholders of the Company for any amendment related to (i) the maximum number of Common Shares issuable under the Plan; (ii) a reduction in the Option Price for Options held by insiders; and (iii) an extension to the term of Options held by insiders. Subject to compliance with the applicable rules of the Exchange and the American Stock Exchange, no amendment, suspension or termination will alter or impair any Options under the Plan, or any rights pursuant thereto, granted previously to any Participant without the consent of that Participant.

17.	Interpretation

In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

18.	Government Regulation

The Company's obligation to issue and deliver Common Shares under any Option is subject to:

(a)	the satisfaction of all requirements under applicable securities law in respect thereof and obtaining all regulatory approvals as the Company shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof, including shareholder approval, if required;

(b)	the admission of such Common Shares to listing on the Exchange or any other stock exchange on which Common Shares may then be listed; and

(c)	the receipt from the Participant of such representations, agreements and undertakings as to future dealings in such Common Shares as the Company determines to be necessary or advisable in order to safeguard against the violation of the securities law of any jurisdiction.

In this connection, the Company shall take all reasonable steps to obtain such approvals and registrations as may be necessary for the issuance of such Common Shares in compliance with applicable securities law and for the listing of such Common Shares on any Exchange on which such Common Shares are then listed.

19.	Withholding of Additional Income Taxes

Upon the exercise of an NSO for less than the Fair Market Value of the Common Shares or the making of a Disqualifying Disposition (as defined in Section 20), the Company, in accordance with Section 3402(a) of the Code and any applicable state statute or regulation, may require the Participant to pay to the Company additional withholding taxes in respect of the amount that is considered compensation includable in such person's gross income. With respect to the exercise of an Option, the Committee in its discretion may condition such event on the payment by the Participant of any such additional withholding taxes.

At the sole and absolute discretion of the Committee, the holder of Options may pay all or any part of the total estimated federal and state income tax liability arising out of the exercise or receipt of such Options or the making of a Disqualifying Disposition (each of the foregoing, a "Tax Event") by tendering already-owned Common Shares (except in the case of a Disqualifying Disposition) by directing the Company to withhold Common Shares otherwise to be transferred to the holder of such Options as a result of the exercise or receipt thereof in an amount equal to the estimated federal and state income tax liability arising out of such event, provided that no more shares may be withheld than are necessary to satisfy the holder's actual minimum withholding obligation with respect to the exercise of Options. In such event, the holder of Options must, however, notify the Committee of his or her desire to pay all or any part of the total estimated federal and state income tax liability arising out of a Tax Event by tendering already-owned Common Shares or having Common Shares withheld prior to the date that the amount of federal or state income tax to be withheld is to be determined. For purposes of this Section 19, Common Shares shall be valued at their Fair Market Value on the date that the amount of the tax withholdings is to be determined.

20.	Notice to Company of Disqualifying Disposition

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition (as defined below) of any Common Shares acquired pursuant to the exercise of an ISO. A "Disqualifying Disposition" is any disposition (including any sale) of such Common Shares before either (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Common Shares by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

21.	Lock-up Agreement

Each recipient of securities hereunder agrees, in connection with the first registration with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended, of the public sale of the Company's Common Shares, not to sell, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as the Company or the underwriters, as the case may be, shall specify. Each such recipient agrees that the Company may instruct its transfer agent to place stop-transfer notations in its records to enforce this Section 21. Each such recipient agrees to execute a form of agreement reflecting the foregoing restrictions as requested by the underwriters managing such offering.

Appendix "A"

Fennec Pharmaceuticals Inc.

Stock Option Plan

Stock Option Agreement

Date: ________________

Dear ________________:

This is to advise you that you have been granted an option (the "option") to purchase _____________ Common Shares at a price of $_______ per share under the Fennec Pharmaceuticals Inc. Stock Option Plan (the "Plan").

This option expires on the later of [up to eight] years following the date of grant, which appears on the right hand corner of this Notice, subject to other conditions of the Plan.

Subject to such expiry and the other provisions of the Plan, this option is exercisable in such amounts and at any time on or after:

___________ shares on _____________________, 200__.

This option is subject to the terms of the Plan.

Please refer to the Plan explanatory document for any additional information regarding the exercise of your option and completion of the Option Exercise Form. Please execute a copy of this grant where indicated below and deliver it to the Corporate Secretary of the Company c/o Fennec Pharmaceuticals Inc., PO Box 13628, 68 TW Alexander Drive, Research Triangle Park, North Carolina 27709, to acknowledge your acceptance of the terms hereof.

Sincerely,

FENNEC PHARMACEUTICALS INC.

Per:	______________________

I have read, understood and accept the vesting provisions above and each of the terms and conditions described in a document called Fennec Pharmaceuticals Inc. Stock Option Plan and accept the foregoing grant of options on such basis.

Dated the _________ day of _______________________, __________.

Signature

2

Appendix "B"

Fennec Pharmaceuticals Inc.

Stock Option Plan

1.	Option Exercise Form

Part 1: Identification

Name of Participant	Service

Address	Office Telephone Number

Social Insurance Number	Home Telephone Number

Part 2: Option

I hereby exercise the Option granted to me by letter dated _________________under the Plan.

1

Total number of option stock exercised: _____________

Method of payment:	(a)	Cash
	(b)	Certified Cheque
	(c)	Bank Draft
	(d)	Money Order

Amount: ________________________________

Number of shares: _________(value:_________)

I hereby acknowledge that I have read, understood and accepted each and all the terms and conditions described in a document called "Fennec Pharmaceuticals Inc. Stock Option Plan".

Given at___________________, this, ________day of________________________________

Signature

2

Appendix "C"

Fennec Pharmaceuticals Inc.

Stock Option Plan

Fennec Pharmaceuticals Inc.

AMENDED AND RESTATED STOCK OPTION PLAN

2.     NOTICE OF STOCK OPTION GRANT

(Optionee and address)	Grant Number

You have been granted an option to purchase Common Shares of Fennec Pharmaceuticals Inc. (the "Company"), as follows:

Date of Grant

Vesting Commencement Date

Exercise Price per Share	$

Total Number of Shares Granted

Total Exercise Price

Type of Option:	Incentive Stock Option

Nonstatutory Stock Option

Term/Expiration Date:	7 Years/

Vesting Schedule:	Subject to accelerated vesting as set forth in the Plan or in the Stock Option Agreement, (i) one-third of the shares subject to this option shall vest and may be exercised after the first anniversary of the Vesting Commencement Date; (ii) one-third of the shares subject to this option shall vest and may be exercised after the second anniversary of the Vesting Commencement Date; and (iii) the remaining shares subject to this option shall vest and may be exercised after the third anniversary of the Vesting Commencement Date.

3

Termination Period:	Option may be exercised for up to 30 days after termination of director, employment or service provider relationship for any reason (unless specifically extended by the Board as set forth in the Plan, but in no event later than the Expiration Date) and will terminate if not exercised prior to the end of such period.

By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Fennec Pharmaceuticals Inc., Amended and Restated Stock Option Plan (the "Plan") and the Stock Option Agreement, all of which are attached and made a part of this document.

Dated:

OPTIONEE:	FENNEC PHARMACEUTICALS INC.

By:

Name:

Title:
Print Name

4

STOCK OPTION AGREEMENT

1.            Grant of Option. Fennec Pharmaceuticals Inc., a Canadian corporation (the "Company"), hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase a total number of Common Shares (the "Shares") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price") subject to the terms, definitions and provisions of the Fennec Pharmaceuticals Inc., Amended and Restated Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option.

If designated an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code, or any successor provision.

2.            Exercise of Option. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the provisions of the Plan as follows:

(a) Right to Exercise.

(i)            This Option may not be exercised for a fraction of a share.

(ii)            In the event of the termination of Optionee's relationship with the Company or any Related Corporations as an Employee, Director or Service Provider (for any reason whatsoever), the exercisability of the Option is governed by Section 9 of the Plan, subject to the limitation contained in subsection 2(a)(iii) of this Stock Option Agreement.

(iii)            In no event may this Option be exercised after the Expiration Date set forth in the Notice of Grant.

(b) Method of Exercise. This Option shall be exercisable by written notice (in the form attached hereto as Exhibit A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by registered mail to the Corporate Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

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No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any Exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

3.            Method of Payment. Payment of the Exercise Price shall be made as set forth in Section 6 of the Plan.

4.            Restrictions on Exercise. This Option may not be exercised until such time as the Plan and the Shares covered by this Option have been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal, provincial or state securities or other applicable law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

5.            Nontransferability of Option. This Option may not be transferred in any manner whatsoever and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

6.            Term of Option. This Option may be exercised only within the term set out in the Notice of Grant and the Plan, and may be exercised during such term only in accordance with the Plan and the terms of this Option. The limitations set out in Section 4 of the Plan regarding Options designated as Incentive Stock Options and Options granted to more than ten percent (10%) stockholders shall apply to this Option.

7.            Taxation Upon Exercise of Option. Optionee understands that, upon exercising a Nonstatutory Stock Option, he or she may recognize income for tax purposes in an amount equal to the excess of the then Fair Market Value of the Shares over the exercise price. If the Optionee is an employee, the Company may be required to withhold from Optionee's compensation, or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income. Additionally, the Optionee may at some point be required to satisfy tax withholding obligations with respect to the Disqualifying Disposition of an ISO. The Optionee shall satisfy his or her tax withholding obligation arising upon the exercise of this Option by one or some combination of the following methods: (i) by cash payment, or (ii) out of Optionee's current employment compensation.

8.            Tax Consequences. THERE ARE TAX CONSEQUENCES RESULTING FROM THE EXERCISE OF THIS OPTION OR DISPOSITION OF THE SHARES ACQUIRED PURSUANT TO THIS OPTION. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

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9.            Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

10.          Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Committee, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on the Company and on Optionee.

11.          Severability. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

12.          Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by registered mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, such address as may be set forth in Section 14 of the Plan or to such other address as such party may designate in writing from time to time to the other party.

13.          Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

14.          Stock Plan. Optionee acknowledges receipt of a copy of the Plan and represents that Optionee is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option.

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EXHIBIT A

EXERCISE NOTICE

Attention: _________

1.            Exercise of Option. Effective as of today, the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase _____________ Common Shares (the "Shares") of Fennec Pharmaceuticals Inc. (the "Company"), under and pursuant to the Company's Amended and Restated Stock Option Plan, as amended (the "Plan") and the Incentive Nonstatutory Stock Option Agreement dated _______________ ___, _______ (the "Option Agreement"). The purchase price for the Shares shall be $___ as required by the Option Agreement. Optionee herewith delivers to the Company the full Exercise Price for the Shares.

2.            Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

3.            Compliance with Securities Laws. Optionee understands and acknowledges that, not with standing any other provision of the Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act of 1933, as amended (the "Securities Act"), all applicable state, provincial or other federal securities laws and all applicable requirements of any Exchange or over the counter market on which the Common Shares may be listed or traded at the time of exercise and transfer. Optionee agrees to cooperate with the Company to ensure compliance with such laws.

4.            Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan.

5.            Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

6.            Entire Agreement. The Plan and Notice of Grant/Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Notice of Grant/Option Agreement executed and delivered to Company by Optionee shall constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and is governed by North Carolina law except for that body of law pertaining to conflict of laws.

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Submitted by:	Accepted by:

OPTIONEE:	FENNEC PHARMACEUTICALS INC.

By:

Name:

Address:	Title:

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SCHEDULE “C”

May 9, 2016

Purchase Agreement

This Purchase Agreement (this "Agreement") is made as of May 9, 2016, and sets forth terms by Elion Oncology, LLC (the "Purchaser") 4800 Hampden Lane, Suite 200, Bethesda, MD 20814 will acquire from Fennec Pharmaceuticals Inc., 68 TW Alexander Dr., Triangle, NC 27709, (the "Company") all intellectual property and related property of the Company pertaining to Eniluracil and the compound known as Adh-1.

1.          Scope of the Agreement

1.1.       The scope of this Agreement shall be the sale and purchase of the intellectual property of the Company as described in this Purchase Agreement, including any and all data, documentation, research, rights, benefits and available substances, active pharmaceutical ingredient (API), as well as any related kits relating to Eniluracil and Adh-1 technologies or development programs thereunder and all other related pharmaceutical technologies of the Company, whether owned, licensed or otherwise (collectively, the “Technologies”), including without limitation the lead (and back-up) compounds products in clinical trials, preclinical and clinical phases (collectively, the "Products"), data, trial master files, IND’s, safety databases on which the Technologies and Products have been researched and/or developed by the Company, files, and discs relating to the foregoing containing information relating to Eniluracil and Adh-1 (all such Technologies, Products and other assets of the Company collectively, the "Purchased Assets"), whether in hard copy, electronic files, notebooks, or otherwise wherever they are stored, including:

i.	All patents, copyrights, trademarks, designs, including all related applications, and any other registered or unregistered intellectual or industrial property relating to the Products and the Technologies.

ii.	All information and know-how, including but not limited to information and know-how related to research, development, manufacturing and/or business (commercial/marketing), used or held for use in connection with the Products and the Technologies.

iii.	All health and regulatory registrations and/or applications including two open and active IND’s for the above referenced technologies and related regulatory documentation for any and all jurisdictions for the Products and the Technologies.

iv.	All drugs, formulations and user devices, applications, and all safety data.

v.	All other information, documentation, work product and goodwill related to the Products and the Technologies.

The foregoing Purchased Assets are to be transferred in an orderly fashion, with the Company attaching to this Agreement a list of all patents, copyrights, trademarks, designs, whether applied for or received, and identifying the current status of each; and a list of all health and regulatory registrations and/or applications and the current status of each. For further clarity and avoidance of doubt, this includes all regulatory communications with the U.S. FDA and EMEA (the European Medicines Agency) and any other jurisdiction where the Company has prosecuted a development plan for marketing authorization. For the avoidance of doubt, the parties acknowledge and agree that the GSK License Agreement (as defined below) is not being assigned to the Purchaser as part of the Purchased Assets; rather, the Company’s developments and commercialization rights thereunder shall be sublicensed to Purchaser.

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1.2.	Purchaser will acquire all of the Purchased Assets in an asset purchase pursuant to this Agreement and, except as otherwise provided herein, the Purchaser will not be responsible for any of the Company's liabilities.

2.          Purchase Price

Within 10 days after the end of the Review Period (as defined below) and upon satisfaction of the conditions precedent in Paragraph 3 of this Agreement, there shall be a closing (the “Closing”) with (i) Purchaser paying the Company $40,000 (US Dollars), and (ii) the Company assigning and transferring to Purchaser the Purchased Assets. Purchaser’s obligation to close is subject to the Company’s representations and warranties in Paragraph 5 of this Agreement being true and correct as of the Closing, with the Company certifying in writing to the Purchaser that all such representations and warranties are true and correct as of the Closing.

In addition, from and after the Closing, the Purchaser shall also be obligated to pay to the Company in US dollars, on a quarterly basis, within thirty days following the end of each calendar quarter (with the first calendar quarter being the period from closing until December 31, 2016) until the expiry of the last to expire of the patents included in the Purchased Assets, an amount (the “Revenue Share Payment”) equal to five percent (5%) of the gross amounts invoiced or otherwise earned by or paid to the Purchaser, its Affiliates (as defined below), assignees and sublicensees that is derived from the Purchased Assets, including Adh1 or Eniluracil or any other indications, pharmaceutical preparations or formulations derived in whole or in part from the Purchased Assets (“Purchased Asset Revenue”) during such preceding calendar quarter. A report detailing all Purchased Asset Revenue shall accompany such quarterly payment. .. Purchased Asset Revenue shall not include any equity investment in or loan to the Purchaser for development of, or investment in, the Purchased Asset.

“Affiliate” means, with respect to any specified person or entity, any other person or entity who, directly or indirectly, controls, is controlled by, or is under common control with such person or entity. Purchaser shall also be solely responsible for making, and shall indemnify and hold harmless the Company from and against, any and all milestone, royalty or other payments required to be paid from and after the Closing under this Agreement as it relates to the Purchased Assets to GlaxoSmithKline (“GSK”) under the Development and License Agreement dated July 14, 2015, as amended December 20, 2005, June 23, 2006, January 16, 2007 and May 23, 2007 (the “GSK License Agreement”)with respect to the Purchased Assets. The Company shall deliver to Purchaser a copy of any correspondence, including but not limited to email received from GSK or its counsel with respect to the Purchased Assets, and copies of any correspondence, including but not limited to emails sent by the Company or its counsel to GSK as it relates to the Purchased Assets, within 10 days after such correspondence is sent or received. The Company shall be solely responsible for making, and shall indemnify and hold harmless the Purchaser from and against, any and all royalty or other payments required to be paid prior to the Closing under this Agreement or which do not relate to the Purchaser’s purchase of the Purchased Assets.

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Any development milestone payments arising after the Closing under this Agreement and required under Section 8.1.1 of the GSK License Agreement as it relates to the Purchased Assets shall be paid by the Purchaser. Future Revenue Share Payments shall be reduced (up to a maximum reduction of 4.0% of Purchased Assets Revenue) by any other required payments made to GSK with respect to the Purchased Assets, it being understood and agreed that such reduction of future Revenue Share Payments (up to a maximum reduction of 4.0% of Purchased Assets Revenue) shall be the sole remedy and recourse in the event of such other required payment to GSK under the GSK License Agreement. In no event shall Company be responsible for refunding any previously made Revenue Share Payments or making any payment that may be required under the GSK License Agreement, even if such required payments exceed future Revenue Share Payments.

The decision whether or not to develop the Technologies in any other additional indications or any other Products will be made by Purchaser alone, in its sole discretion.

3.	Conditions Precedent.

Closing will be subject to certain conditions being fulfilled, including but not limited to the following:

3.1            The end of the Review Period, as defined in Paragraph 4 of this Agreement;

3.2.           Approval of the transaction evidenced by this Agreement by the directors and shareholders of the Company and the Members of the Purchaser and delivery of such approval to the Company or the Purchaser, as the case may be.

3.3            During the period up to the closing date, no circumstances have occurred which may have a material adverse effect on the Purchased Assets or the Company’s ability to transfer the Purchased Assets to Purchaser.

3.4            That the Company has provided full disclosure of any and all material events and circumstances of the Purchased Assets, and there are no material omissions of information.

4.              Due Diligence. Purchaser shall have the sooner of 90 days after the date of this Agreement or completion of its due diligence review (the “Review Period”) to evaluate the Purchased Assets. The Company shall cooperate with Purchaser’s review of the Purchased Assets, providing the Company with access to all such assets. Prior to the end of the Review Period, the Purchaser shall have the right to terminate this Agreement by written notice to the Company, in which event the Purchaser shall return to the Company the Technologies, Products and Assets received from the Company and neither party shall have any further right or obligation under this Agreement.

5.              Representations and Warranties.

The Company hereby represents and warrants to Purchaser as follows:

5.1             There is no action or claim pending or threatened against the Company or the directors of the Company which could affect the proposed sale of the Purchased Assets or other assets of the Company to the Purchaser or impair the use of and operations related to the Purchased Assets, including Technologies and Products after completion of the acquisition.

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5.2          Except as set forth in Exhibit A, the Company owns the Purchased Assets and no third party has any right, title or interest in the Purchase Assets.

5.3          No one has made any claim or threatened to make a claim with respect to the Purchased Assets.

5.4          The Purchased Assets are being transferred to Purchaser free and clear of any claims, liens or encumbrances.

5.5          The current status of any regulatory approvals with respect to the Purchased Assets is set forth on Exhibit 1 attached hereto.

5.6          All licenses obtained or provided by the Company which relate in any manner to the Purchased Assets are set forth on Exhibit 2 attached hereto. To the best of the Company’s knowledge, information and belief, no milestone, royalties or other payments are required to be made in connection with the use, development, licensing or sale of the Purchased Assets, except as set forth in Exhibit 2.

5.7          The party entering into this Agreement for the Company has the right and authority to enter into this Agreement and this Agreement is binding and enforceable on the Company. The Company has taken all necessary action and there are no notices, filings, consents or approvals, required to be obtained from the Company, its shareholder or Board of Directors, from its creditors or third parties or from governmental or regulatory authorities, except as provided in Paragraph 3 above, before this Agreement can be entered into or the Purchased Assets can be transferred to Purchaser.

5.8          No third party approval or consent is required in connection with the Company entering into this Agreement or transferring the Purchased Assets to the Purchaser, including but not limited to the consent of any licensor or governmental agency.

5.9          A correct and complete copy of the GSK License Agreement, including any amendments or modifications thereto is attached hereto as Exhibit 3. The Company is not in breach of the GSK License Agreement and has not received any notice of termination, breach or default under the GSK License Agreement.

6.            Binding Commitments.

6.1           Costs: Each party shall pay and be responsible for its own costs and expenses incurred in connection with the proposed acquisition, including, without limitation, legal, accountancy, actuarial and other professional fees.

6.2           Confidentiality: Any information disclosed by one party hereto to the other party in the course of the present negotiations are strictly confidential at any times in so far as it is not publicly known, except that it may be disclosed to advisors appointed with respect to the transactions covered by this Agreement or as may be required with respect to governmental authorities.

6.3           Applicable Law and Jurisdiction: This Agreement is governed by and shall be construed in accordance with Maryland law. The place of jurisdiction for all disputes arising from this Agreement shall be the United States.

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7.	Other Terms and Formalities

7.1              Purchaser agrees that the Company shall have the right, at Company’s expense (except as otherwise provided below), no more than once in any calendar year, to audit the financial records of Purchaser, its Affiliates, assignees and sublicensees as it relates to the Purchased Assets to ensure that all Purchased Asset Revenue is recorded and all Revenue Share Payments are made in accordance with this Agreement. Purchaser shall provide the Company with reasonable access to all financial records relating to the Purchased Assets of the Purchaser, its Affiliates, assignees and sublicensees ; and (iii) permit Company to interview employees of the Purchaser, its Affiliates, assignees and sublicensees as reasonably necessary to complete an audit. Such audit shall be conducted in Purchaser’s offices during normal business hours. All information provided in connection with such audit shall be deemed confidential and shall not be disseminated by the Company or its auditors except in an action to enforce this Agreement, and only to the extent required to enforce this Agreement. In the event any such audit reveals underpayment of any Revenue Share Payment, Purchaser shall forthwith pay such deficiency to Company and, if such underpayment represents 5% or more of the total Revenue Share Payment made for such calendar quarter, such audit shall be at Purchaser’s expense. Any such audit shall be conducted by a certified public accounting firm which is not being paid on a contingent fee basis and the costs of the same shall be borne by the Company.

7.2              This Agreement shall be binding on the parties hereto and their successors and assigns.

7.3              This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof. This Agreement may not be amended except by an instrument in writing signed by both the Company and the Purchaser.

7.4              This Agreement may be executed in counterparts, which together shall constitute one agreement.

7.5               Purchaser shall have the right to assign its right, title and interest in this Agreement and/or the Purchased Assets without the consent of the Company or any third party. Any such assignment shall not reduce or relieve Purchaser from its Revenue Share Payment obligations hereunder.

* * *

Purchaser and the Company have executed this Agreement as of the date first hereinabove written.

Fennec Pharmaceuticals, Inc.

By:

Name Printed: Rosty Raykov

Elion Oncology, LLC

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By:

R. Michael Floyd, Manager

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FENNEC PHARMACEUTICALS INC.

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Form of Proxy - Annual and Special Meeting to be held on June 8, 2016

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 10:00 am, Eastern Time, on June 6, 2016.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- Smartphone? Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

Appointment of Proxyholder

I/We, being holder(s) of Common Shares of Fennec Pharmaceuticals Inc. (the "Corporation") hereby appoint: Chris Rallis, Board Member, or failing him, Rostislav Raykov, Chief Executive Officer and Board Member of the Corporation, or Robert Andrade, Chief Financial Officer of the Corporation

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of shareholders of the Corporation to be held at The Langham Hotel in the Grant Room, 250 Franklin Street, Boston, Massachusetts, USA at 10:00 am EST on June 8, 2016 and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY **HIGHLIGHTED TEXT** OVER THE BOXES.

1. Election of Directors

	For	Withhold
01. Dr. Khalid Islam	☐	☐
02. Mr. Adrian Haigh	☐	☐
03. Mr. Chris A. Rallis	☐	☐
04. Mr. Rostislav Raykov	☐	☐

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2. Appointment of Auditors

For ☐ Withhold ☐

3. Executive Compensation

For ☐ Against ☐

The advisory executive compensation resolution as set forth in the Management Proxy Circular with respect to the Meeting.

4. Stock Option Plan

For ☐ Against ☐

5. Amendments to Stock Option Plan

For ☐ Against ☐

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6. Extension of Certain Outstanding Options

For ☐ Against ☐

7. Sale of Certain Assets of the Corporation

For ☐ Against ☐

Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

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